                                  MORTGAGE SERVICING
                             PURCHASE AND SALE AGREEMENT






                            HOMEBANC MORTGAGE CORPORATION

                                         AND

                                 CAROLINA FIRST BANK
















                                     June 6, 1995


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                                  TABLE OF CONTENTS

                                                                       Page
                                      ARTICLE 1
                                     DEFINITIONS

                1.1   Definitions . . . . . . . . . . . . . . . . . . .   1
                1.2   Singular/Plural; Gender; Captions . . . . . . . .   7


                                      ARTICLE 2
                            PURCHASE AND SALE OF SERVICING

                2.1   Purchase and Sale . . . . . . . . . . . . . . . .   8
                2.2   Assumption  . . . . . . . . . . . . . . . . . . .   8
                2.3   Purchase Price  . . . . . . . . . . . . . . . . .   9
                2.4   Payment . . . . . . . . . . . . . . . . . . . . .   9
                2.5   Adjustments . . . . . . . . . . . . . . . . . . .  10
                2.6   Default Interest  . . . . . . . . . . . . . . . .  11


                                      ARTICLE 3
                                      COVENANTS

                3.1   Cooperation . . . . . . . . . . . . . . . . . . .  11
                3.2   Access  . . . . . . . . . . . . . . . . . . . . .  12
                3.3   Confidentiality . . . . . . . . . . . . . . . . .  12
                3.4   Consents  . . . . . . . . . . . . . . . . . . . .  12
                3.5   Solicitation  . . . . . . . . . . . . . . . . . .  13
                3.6   Mortgage Payments Received Before the Transfer
                      Date  . . . . . . . . . . . . . . . . . . . . . .  13
                3.7   Notice to Mortgagors, Insurers, Etc.  . . . . . .  14
                3.8   Interest on Escrow Accounts . . . . . . . . . . .  15
                3.9   Assignments . . . . . . . . . . . . . . . . . . .  15
                3.10  Advances  . . . . . . . . . . . . . . . . . . . .  16
                3.11  Escrow Account Balances . . . . . . . . . . . . .  17
                3.12  Delivery of Loan Documents and Servicing
                      Records . . . . . . . . . . . . . . . . . . . . .  18
                3.13  Document Custodian  . . . . . . . . . . . . . . .  18
                3.14  Investor Reporting  . . . . . . . . . . . . . . .  18
                3.15  Mortgage Payments and Correspondence Received
                      After
                      Transfer Date . . . . . . . . . . . . . . . . . .  18
                3.16  Costs and Expenses  . . . . . . . . . . . . . . .  19




                                      -i-

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                                      ARTICLE 4
                       REPRESENTATIONS AND WARRANTIES OF SELLER

                4.1   Organization  . . . . . . . . . . . . . . . . . .  20
                4.2   Authority . . . . . . . . . . . . . . . . . . . .  20
                4.3   Enforceability  . . . . . . . . . . . . . . . . .  21
                4.4   No Conflicts  . . . . . . . . . . . . . . . . . .  21
                4.5   Title . . . . . . . . . . . . . . . . . . . . . .  21
                4.6   Compliance  . . . . . . . . . . . . . . . . . . .  22
                4.7   Mortgages . . . . . . . . . . . . . . . . . . . .  22
                4.8   Accounts Receivable . . . . . . . . . . . . . . .  24
                4.9   Broker  . . . . . . . . . . . . . . . . . . . . .  24
                4.10  Bulk Transfer . . . . . . . . . . . . . . . . . .  25
                4.11  No Litigation Pending . . . . . . . . . . . . . .  25
                4.12  No Consent or Notice Required . . . . . . . . . .  25
                4.13  No Inquiries  . . . . . . . . . . . . . . . . . .  26
                4.14  Notice of Relief Requested Pursuant to the
                      Soldiers
                      and Sailors Relief Act of 1940  . . . . . . . . .  26
                4.15  Disclosure  . . . . . . . . . . . . . . . . . . .  26


                                      ARTICLE 5
                     REPRESENTATIONS AND WARRANTIES OF PURCHASER

                5.1   Organization  . . . . . . . . . . . . . . . . . .  27
                5.2   Authority . . . . . . . . . . . . . . . . . . . .  27
                5.3   Enforceability  . . . . . . . . . . . . . . . . .  27
                5.4   No Conflicts  . . . . . . . . . . . . . . . . . .  28
                5.5   Compliance  . . . . . . . . . . . . . . . . . . .  28
                5.6   Servicing . . . . . . . . . . . . . . . . . . . .  28
                5.7   Broker  . . . . . . . . . . . . . . . . . . . . .  29

                                      ARTICLE 6
                                   INDEMNIFICATION

                6.1   Indemnification by Seller . . . . . . . . . . . .  29
                6.2   Indemnification by Purchaser  . . . . . . . . . .  30
                6.3   Loss  . . . . . . . . . . . . . . . . . . . . . .  31
                6.4   Mitigation  . . . . . . . . . . . . . . . . . . .  31
                6.5   Notice  . . . . . . . . . . . . . . . . . . . . .  32
                6.6   Inspection  . . . . . . . . . . . . . . . . . . .  32
                6.7   Defense . . . . . . . . . . . . . . . . . . . . .  33
                6.8   Opportunity to Cure . . . . . . . . . . . . . . .  34
                6.9   Recoupment  . . . . . . . . . . . . . . . . . . .  34
                6.10  Survival  . . . . . . . . . . . . . . . . . . . .  34
                6.11  Escrow; Sole Remedy . . . . . . . . . . . . . . .  35


                                 ii
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                    ARTICLE 7
                 CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS

                7.1   Accuracy of Representations and Warranties  . . .  36
                7.2   Compliance with Conditions  . . . . . . . . . . .  36
                7.3   No Actions  . . . . . . . . . . . . . . . . . . .  36
                7.4   Interim Servicing Agreement . . . . . . . . . . .  37
                7.5   Consents and Approvals  . . . . . . . . . . . . .  37
                7.6   Sale Documents  . . . . . . . . . . . . . . . . .  37
                7.7.  Transfer Documents  . . . . . . . . . . . . . . .  38


                                      ARTICLE 8
                     CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

                8.1   Accuracy of Representations and Warranties  . . .  39
                8.2   Compliance with Conditions  . . . . . . . . . . .  39
                8.3   No Actions  . . . . . . . . . . . . . . . . . . .  39
                8.4   Interim Servicing Agreement . . . . . . . . . . .  40
                8.5   Consents and Approvals  . . . . . . . . . . . . .  40
                8.6   Sale Documents  . . . . . . . . . . . . . . . . .  40
                8.7   Transfer Documents  . . . . . . . . . . . . . . .  41


                                      ARTICLE 9
                                     TERMINATION

                9.1   Events of Termination . . . . . . . . . . . . . .  42
                9.2   Requirements and Effect of Termination  . . . . .  43


                                      ARTICLE 10
                                    MISCELLANEOUS

                10.1  Notices . . . . . . . . . . . . . . . . . . . . .  44
                10.2  Arbitration . . . . . . . . . . . . . . . . . . .  46
                10.3  Entire Agreement; Amendment . . . . . . . . . . .  47
                10.4  Binding Effect; Assignment  . . . . . . . . . . .  47
                10.5  Counterparts  . . . . . . . . . . . . . . . . . .  48
                10.6  Governing Law . . . . . . . . . . . . . . . . . .  48

                    MORTGAGE SERVICING PURCHASE AND SALE AGREEMENT


               This Mortgage Servicing Purchase and Sale Agreement is

          entered into this 6th day of June 1995, by and between HomeBanc

          Mortgage Corporation, a Georgia corporation ("Seller") and

          Carolina First Bank, a South Carolina banking corporation

          ("Purchaser").



                                W I T N E S S E T H :



               WHEREAS, Seller owns the right to service the Mortgages; and



               WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, all right, title and interest in and to the Servicing in accordance with the terms and conditions of this Agreement;



               NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and of the representations,

          warranties, conditions and promises hereinafter contained, Seller and Purchaser hereby agree as follows:





                                      ARTICLE 1

                                     DEFINITIONS



               1.1  Definitions.  For the purposes of this Agreement and

          any amendments hereto, the following terms shall have the

          following meanings:


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               "Accrual Rate":  A simple interest rate per annum, adjusted weekly, equal to the Federal Funds Rate.



               "Advances":  Payments of principal, interest, taxes,

          insurance premiums, ground rents, assessments, condominium charges and similar charges advanced by Seller, with respect to the Mortgages as required by the Servicing Agreements.



               "Agency":  FHLMC or FNMA, as applicable.



               "Agreement":  This Mortgage Servicing Purchase and Sale

          Agreement and all exhibits and schedules attached hereto or delivered pursuant hereto.



               "Business Day":  Any day other than a Saturday, Sunday, or any other day on which banking institutions in the State of

          Georgia or South Carolina are authorized or obligated by law or by executive order to be closed.



               "Confidentiality Agreement":  That certain Confidentiality

          Agreement between Purchaser and Seller dated May 2, 1995.



               "Cut Off Date":  May 31, 1995.

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               "Delinquency Rate":  A simple interest rate per annum,

          adjusted weekly, equal to the lesser of (i) the Federal Funds

          Rate, plus six percent (6%) or (ii) the maximum rate allowed by law.



               "Delinquent Mortgage":  A Mortgage (i) with respect to which the payments by the mortgagor are ninety (90) days or more past due as of the Cut Off Date, (ii) with respect to which

          foreclosure proceedings have been instituted and are pending or have been completed, or a deed in lieu of foreclosure has been accepted or is pending, or (iii) with respect to which any action, suit or processing before a court, governmental agency or arbitrator has been instituted and is pending (other than (A) any action, suit or proceeding seeking to recover ad valorem taxes,

          and (B) any action, suit or proceeding under any bankruptcy,

          reorganization, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction), all of (i), (ii) and (iii)

          as of the Cut Off Date.  For purposes of this definition,

          payments by a mortgagor are considered ninety (90) days past due on the Cut Off Date when the payments due for three months have not been received by Seller in full on or before the Cut Off Date

          (e.g., a Mortgage is 90 days past due on the Cut Off Date if each of the payments due on the immediately preceding March 1, April 1 and May 1 has not been received by Seller in full on the Cut Off

          Date).



               "Earnest Money Deposit":  The Three Million Two Hundred

          Twenty Five Thousand Two Hundred Fifty Dollar ($3,225,250)


          deposit made by Purchaser in Trust Company Bank together with any interest earned thereon.

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               "Escrow Accounts":  All escrow, impound and custodial

          accounts maintained under the Servicing Agreements or otherwise relating to the Mortgages including, without limitation, all accounts established for purposes of receiving funds for the payment of principal and interest, or taxes, insurance premiums,

          ground rents, assessments, condominium charges, buy-down funds,

          optional insurance funds and other charges relating to the

          Mortgages.



               "Escrow Agent":  Trust Company Bank.



               "Escrow Agreement":  As defined in Section 6.11.



               "Escrowed Funds":  As defined in Section 6.11.



               "Federal Funds Rate":  For each calendar week, the rate of interest per annum (rounded to the nearest 1/100 of 1%) which is the weighted average of the rates on overnight federal funds transactions arranged the first Business Day of each week by federal funds brokers computed and released by the Federal

          Reserve Bank of New York (or any successor) in substantially the same manner as such Federal Reserve Bank currently computes and releases the weighted average it refers to as the "Federal Funds

          Effective Rate" at the date of this Agreement.



               "FHLMC":  The Federal Home Loan Mortgage Corporation.

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               "FNMA:  The Federal National Mortgage Association.



               "Interim Servicing Agreement":  As defined in Section 2.1

          hereof.



               "Investor":  Any Person who owns Mortgages or interests

          therein subject to Servicing Agreements and for whom Seller services the Mortgages.



               "Loss":  As defined in Section 6.3 hereof.



               "Mortgages":  Each of those loans secured by a first

          priority lien on a 1-4 family residence, the Servicing for which is to be sold and transferred pursuant to this Agreement and described generally on EXHIBIT A hereto.



               "Person":  An individual, corporation, joint venture,

          partnership, trust, limited liability company, unincorporated association, government or any department or agency thereof, or any other entity.



               "PMI":  The default insurance provided by private insurance companies on certain Mortgages.


               "Private Investor":  Any Investor other than FHLMC or FNMA.

               "Purchase Price":  As defined in Section 2.3 hereof, subject to adjustment as provided by Section 2.5 hereof.



               "Purchase Price Percentage":  As defined in Section 2.3

          hereof.



               "Purchaser":  As defined in the recitals hereof.



               "Records":  All loan files, insurance files, tax records,

          collector records, documents, ledgers, computer printouts and other records, data or information relating to the Mortgages, the

          Escrow Accounts or the Servicing.



               "Purchaser Indemnitees":  As defined in Section 6.1 hereof.



               "Sale Date":  June 6, 1995.



               "Seller":  As defined in the recitals hereof.



               "Seller Indemnitee":  As defined in Section 6.2 hereof.



               "Seller's knowledge" or "best of Seller's knowledge" or

          "Purchaser's knowledge" or "best of Purchaser's knowledge":  The actual knowledge of the executive officers of Seller or

          Purchaser, as the case may be, or that knowledge any such person would have obtained upon
          a reasonable examination of the records

          of Seller in the ordinary course of his or her duties for Seller.




               "Servicing":  The rights and responsibilities of the Seller with respect to servicing the Mortgages under the Servicing

          Agreements, including, without limitation: (i) the right to receive servicing fees, management fees, late charges,

          insufficient funds fees and other ancillary income; (ii) all right, title and interest of Seller in the Mortgages; (iii) the right to hold and administer the Escrow Accounts; and (iv) all obligations of Seller under the Servicing Agreements.



               "Servicing Agreements":  The agreements relating to the

          rights and obligations of Seller as servicer of the Mortgages and all other agreements otherwise pertaining to the rights and obligations of Seller relating to the Mortgages and the

          Servicing, including, without limitation, servicing agreements,

          guaranty agreements, custodial agreements, indemnity agreements,

          repurchase agreements, loan sale agreements, loan participation agreements and others.



               "Transfer Date":  August 16, 1995, as to Mortgages serviced for FHLMC and August 31, 1995, for all other Mortgages.



               1.2  Singular/Plural; Gender; Captions.  Where the context so requires or permits, the use of the singular form includes the plural, and the use of the plural form includes the singular, and the use of any gender includes any and all genders.  The captions used in this

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          Agreement are inserted for convenience only and are

          in no way intended to describe, interpret, define or limit the scope or content of this Agreement or any provision hereof.





                                      ARTICLE 2

                            PURCHASE AND SALE OF SERVICING



               2.1  Purchase and Sale.  Subject to the terms and conditions of this Agreement, on the Sale Date Seller shall sell, transfer,

          assign and convey to Purchaser, and Purchaser shall acquire from

          Seller, all beneficial right, title and interest in and to the

          Servicing, free and clear of all liens, charges and encumbrances,

          except for customary liens and encumbrances imposed by Investors pursuant to the Servicing Agreements.  On the Sale Date,

          Purchaser and Seller shall execute and deliver the Interim

          Servicing Agreement substantially in the form of EXHIBIT B hereto

          (the "Interim Servicing Agreement") evidencing the sale of such beneficial right, title and interest and providing for the servicing of the Mortgages between the Sale Date and the Transfer

          Date and the compensation of Seller in connection therewith.



               2.2  Assumption.  From and after the Sale Date, Purchaser

          shall assume the responsibility to service the Mortgages for which Servicing is transferred hereunder in accordance with the terms and conditions of the Servicing Agreements.  Purchaser shall not be responsible for any obligations or liabilities of

          Seller except those obligations or liabilities specifically set forth in the Servicing Agreements with respect to the Mortgages and arising after the Sale Date.

               2.3  Purchase Price.  The purchase price (the "Purchase

          Price") for the Servicing shall be an amount equal to 1.33% (the

          "Purchase Price Percentage") of the aggregate unpaid principal balance on the Cut Off Date of the Mortgages for which Servicing is sold, excluding the aggregate unpaid principal balance of any such Mortgages which on the Cut Off Date are Delinquent

          Mortgages.



               2.4  Payment.  The Purchase Price shall be paid by Purchaser to Seller, as follows:



                    (a)  On the Sale Date, (i) Purchaser shall pay to

          Seller by wire transfer of immediately available funds as

          instructed by Seller an amount equal to sixty percent (60%) of the Purchase Price, as determined on the Sale Date based on

          Seller's good faith examination of its records pertaining to the

          Servicing and the Mortgages, (ii) Purchaser shall cause the

          Earnest Money Deposit, excluding any interest earned thereon, to be released to Seller, and (iii) interest earned on the Earnest

          Money Deposit shall be released to Purchaser;



                    (b)  On the second Transfer Date, Purchaser shall pay

          to Seller by wire transfer of immediately available funds as instructed by Seller an amount equal to fifteen percent (15%) of the Purchase Price, plus interest on that amount from the Sale

          Date to the Transfer Date at the Accrual Rate; and



                    (c)  On the other dates specified in Section 2.5

          hereof, Seller or Purchaser, as the case may be, shall pay to the other party the amount of the Purchase Price and interest adjustments required to be paid thereunder by wire transfer of immediately available funds as instructed by the receiving party.



               2.5  Adjustments.



                    (a)  If at any time within ninety (90) days after the

          Transfer Date, the unpaid principal balance of any of the

          Mortgages at the Cut Off Date, the status of Mortgages as

          Delinquent Mortgages or any other information used in computing the amount of the Purchase Price shall be found after calculation of such amount to be incorrect, then the Purchase Price shall be upwardly or downwardly adjusted, as appropriate, on the basis of the appropriate information, and Purchaser shall promptly pay to

          Seller the remainder of the Purchase Price due and owing plus interest on such amount from the Sale Date to the date of payment calculated at the Accrual Rate, or Seller shall promptly

          reimburse Purchaser for overpayments of the Purchase Price plus interest on such amount from the Sale Date to the date of payment calculated at the Accrual Rate; and



                    (b)  If at any time within twelve (12) months after the

          Sale Date, a Private Investor cancels a Servicing Agreement solely because of the failure of Seller to obtain such Private

          Investor's consent (as required by the applicable Servicing

          Agreement) to the transfer of Servicing to Purchaser hereunder or because of Seller's failure to properly service the Mortgages under the Interim Servicing Agreement, then Seller shall pay to

          Purchaser an amount equal to the Purchase Price Percentage (or if such termination occurs between the Sale Date and the second

          Transfer Date, 85% of the Purchase Price Percentage) multiplied by the unpaid principal balance, as of the date of cancellation of the Servicing Agreement, of the Mortgage Loans serviced under the canceled Servicing Agreement (other than Mortgage Loans that on the Cut Off Date were Delinquent Mortgages).  Purchaser shall promptly pay to Seller any termination fees payable by or on behalf of the Private Investor upon termination of the Servicing

          Agreement to the extent received by Purchaser.  Any adjustment that occurs before the second Transfer Date will be settled at the second Transfer Date.



               2.6  Default Interest.  Any payment due to Seller or

          Purchaser under this Article 2 that is not made on the due date thereof shall bear interest from the due date to the date paid at the Delinquency Rate, and Seller or Purchaser, as the case may be, shall be entitled to receive such interest in addition to the payment otherwise due.





                                      ARTICLE 3

                                      COVENANTS



               3.1  Cooperation.  Seller and Purchaser shall cooperate

          fully with each other and their respective counsel and other representatives and advisors in connection with the steps

          required to be taken as part of their respective obligations under this Agreement.



               3.2  Access.  Seller shall allow Purchaser and its

          attorneys, accountants, consultants and other authorized

          representatives full access during normal business hours to
                                  11
          all of the properties, books, contracts, commitments, files, records and other materials of Seller relating to the Servicing as may reasonably be requested by Purchaser.



               3.3  Confidentiality.  Each party understands that certain information which has been furnished and will be furnished in connection with this transaction is confidential and proprietary,

          and each party agrees that it will maintain the confidentiality of such information and will not disclose it to others or use it except in connection with the acquisition contemplated by this

          Agreement, without the consent of the party furnishing such information.  Information that is generally known in the industry concerning a party or among such party's creditors generally or which has been disclosed to the other party by third parties who have a right to do so shall not be deemed confidential or

          proprietary information for these purposes.  If the proposed acquisition is not consummated, each party agrees to promptly return to the other all confidential materials, and all copies thereof, which have been furnished to it in connection with the transactions contemplated hereby.  Purchaser and Seller

          acknowledge and agree that the provisions of this Section 3.3 are in addition to and do not supersede the Confidentiality

          Agreement, which shall survive the execution and termination of this Agreement.



               3.4  Consents.  Seller and Purchaser shall use their

          respective best efforts to obtain, prior to the Transfer Date,

          the consents and approvals of Investors and other Persons

          required by law or pursuant to contract to consummate the

          transfer of Servicing contemplated hereby on the Transfer Date.

          All such consents will be obtained without any cost or expense to

          Purchaser and will be obtained without any adverse modification in the terms of any of the

          Servicing Agreements or the imposition

          of any burdensome provisions or conditions on Purchaser (other than such provisions or conditions as are customarily imposed by

          Investors or other Persons in transactions of this nature).



               3.5  Solicitation.  From and after the date of this

          Agreement, Seller shall not directly solicit mortgagors under the

          Mortgages for purposes of refinancing any of the Mortgages.  From the date of this Agreement through the Transfer Date, Purchaser shall not directly solicit mortgagors under the Mortgages for purposes of refinancing any of the Mortgages.  Nothing in this

          Agreement shall prohibit Seller or Purchaser from taking

          applications from mortgagors who initiate refinancing action on their own or from making mass mailings (based on commercially acquired mailing lists) and newspaper, radio and television advertisements.  If Seller breaches this covenant, Purchaser's remedy shall be the right to reimbursement of the value of the

          Servicing relating to the relevant Mortgages, which will be deemed to be an amount equal to the Purchase Price Percentage of the outstanding principal balance of the relevant Mortgages immediately before refinancing; provided, however, that Purchaser shall have no right to such reimbursement if the relevant

          Mortgage was excluded from the calculation of the Purchase Price for the Servicing (e.g., by being a Delinquent Mortgage on the

          Cut Off Date).



               3.6  Mortgage Payments Received Before the Transfer Date.

          Prior to the Transfer Date, all payments received by Seller with respect to each Mortgage shall be properly applied by Seller to the account of the particular mortgagor.  If Purchaser receives any
          payment on a Mortgage prior to the Transfer Date, Purchaser shall forward such payment promptly to Seller by overnight mail.



               3.7  Notice to Mortgagors, Insurers, Etc.



                    (a)  Seller shall, at Seller's expense, mail to the

          mortgagor of each Mortgage, no later than fifteen (15) days before the Transfer Date, a letter advising the mortgagor of the transfer of Servicing to Purchaser as required by the Servicing

          Agreements and applicable law, the form and content of which shall have been approved by Purchaser in the exercise of its reasonable judgment.  Purchaser shall, at Purchaser's expense,

          mail to the mortgagor of each Mortgage, no sooner than the date of Seller's notice pursuant to this Section 3.7 and no later than fifteen (15) days before the Transfer Date, a letter advising the mortgagor of the transfer of the Servicing to Purchaser as required by the Servicing Agreements and applicable law, the form and content of which shall have been approved by Seller in the exercise of its reasonable judgment; and



                    (b)  Seller shall, at Seller's expense, transmit to the

          applicable taxing authorities, tax servicers, and insurance companies and/or agents, no later than fifteen (15) days before the Transfer Date, notification of the assignment of the

          Servicing to Purchaser and instructions to deliver all notices,

          tax bills and insurance statements, as the case may be, to

          Purchaser from and after the Transfer Date.  Such notification shall request that any applicable insurance companies and/or agents make any notations necessary to indicate the changed mortgagee.

               3.8  Interest on Escrow Accounts.  Seller shall pay interest on the Escrow Accounts accrued through the Transfer Date to the extent interest with respect to such accounts is required to be paid by law or contract for the benefit of mortgagors under the

          Mortgages, and Purchaser shall pay such interest on the Escrow

          Accounts accruing from and after the Transfer Date in accordance with the terms of the Interim Servicing Agreement.  Seller shall deposit the interest earned in the appropriate Escrow Accounts prior to the Sale Date.  Seller shall be responsible for

          reporting all interest paid by Seller for the account of

          mortgagors under the Mortgages, and Purchaser shall be

          responsible for reporting all interest paid by Purchaser for the account of such mortgagors, to the Internal Revenue Service and the mortgagors as required by the Internal Revenue Code.



               3.9  Assignments.



                    (a)  On or before the Transfer Date, Seller shall

          assign to Purchaser, by appropriate endorsements and assignments,

          all of Seller's right, title and interest in and to the Servicing

          Agreements and the Mortgages, including all related notes,

          mortgages, deeds of trust, deeds to secure debt and other

          instruments related to the Mortgages as required by the

          applicable Investor, and Seller shall also prepare assignments of the mortgages, deeds of trust and security deeds relating to the

          Mortgages from Purchaser to the applicable Investor as required by the applicable Investor;



                    (b)  On or before the Transfer Date, Seller shall

          forward the assignments of mortgages, deeds of trust and deeds to secure debt from Seller to Purchaser required by

          Section 3.9(a) hereof to appropriate state or local recording offices, shall cause them to be properly recorded, and shall provide to Purchaser copies of such executed assignments with a certification that each assignment has been submitted for

          recording;



                    (c)  On the Transfer Date Seller shall deliver to

          Purchaser such other appropriately executed and authenticated instruments of sale, assignment, transfer and conveyance,

          including limited powers of attorney, reasonably necessary in order to accomplish the transfer to Purchaser of all of Seller's rights related to the Servicing; and



                    (d)  All assignments, endorsements and other

          instruments executed by Seller hereunder shall be reasonably satisfactory in form and substance to Purchaser, and shall be prepared, executed, filed and recorded (as applicable) at

          Seller's sole cost and expense.



               3.10 Advances.  Purchaser shall provide Seller, on the

          Transfer Date, with immediately available funds in an amount equal to the unreimbursed Advances made by Seller with respect to the Mortgages prior to the Transfer Date, which were made in the ordinary course of business in accordance with generally accepted standards of the mortgage banking business.  The amount of such

          Advance reimbursement shall be based on Seller's reasonable estimate of such Advances as of the Transfer Date.  Within five

          (5) Business Days after the Transfer Date, Seller shall provide

          Purchaser with an itemization of all such unreimbursed Advances made by Seller with respect to the Mortgages prior to the

          Transfer Date.  Within fifteen (15) Business Days after receipt of such documentation, Purchaser shall review the accuracy of

          Seller's calculations, and if necessary, the amount of such

          Advance
          reimbursements shall be adjusted and Purchaser shall pay

          to Seller the remainder of such Advance reimbursement due and owing, if any, or Seller shall reimburse Purchaser for any overpayments of such Advance reimbursements, as applicable, in immediately available funds.  All Advances to be made after the

          Transfer Date with respect to the Mortgages for which Servicing is transferred to Purchaser shall be the sole responsibility of the Purchaser, subject to indemnification and reimbursement as provided elsewhere in this Agreement.



               3.11 Escrow Account Balances.  Seller shall provide

          Purchaser on the Business Day next following the Transfer Date with immediately available funds in the amount of the Escrow

          Account balances associated with the Mortgages for which the

          Servicing is transferred to Purchaser, such amount to be based on

          Seller's reasonable estimate as of the Transfer Date.  Within five (5) Business Days after the Transfer Date, Seller shall provide Purchaser with an accounting statement of the actual

          Escrow Account balances as of the Transfer Date sufficient to enable Purchaser to reconcile the amount of such payment with the accounts of the related Mortgages.  Within fifteen (15) Business

          Days after receipt of such documentation, Purchaser shall review the accuracy of Seller's accounting statement of the Escrow

          Account balances and, if necessary, the amount of Escrow Account balances transferred shall be adjusted and Seller shall pay to

          Purchaser any additional amounts of Escrow Account balances or

          Purchaser shall reimburse Seller for any overpayments of Escrow

          Account balances, as applicable, in immediately available funds.



               3.12 Delivery of Loan Documents and Servicing Records.

          Seller shall deliver to Purchaser, at Seller's expense, on or before the Transfer Date all Servicing Records in

          Seller's possession relating to each Mortgage, including without limitation the information set forth in EXHIBIT C hereto.  The information to be transferred by "tape to tape" transmission shall be delivered to Purchaser by means of a computer tape which shall be formatted in a manner approved by Purchaser, but

          Purchaser shall pay directly, or at Seller's option shall

          reimburse Seller, for the cost of any necessary reformatting.



               3.13 Document Custodian.  Seller shall cooperate with

          Purchaser in delivering to Purchaser's document custodian a complete custodial file for each Mortgage.  Each such custodial file shall contain all documents required by applicable Investor requirements.



               3.14 Investor Reporting.  Seller shall make the first

          payment following the Transfer Date of principal and interest due

          Investors relating to the Mortgages and will pay all related guaranty fees for that month.  Purchaser shall provide Seller the funds necessary to pay these amounts by wiring immediately available funds to Seller no later than twenty-four (24) hours prior to the required remittance date.  Seller shall provide a certified statement verifying the funds to be furnished by

          Purchaser pursuant to this Section 3.14 prior to the wire of such funds by Purchaser.



               3.15 Mortgage Payments and Correspondence Received After

          Transfer Date.  The amount of any Mortgage payments and any correspondence relating to any of the Mortgages received by

          Seller after the Transfer Date shall, if received within 60 days after the Transfer Date, forthwith be mailed to Purchaser, in the form received, by U.S. mail and, if received more than 60 days after the Transfer Date, shall be returned to sender.

               3.16 Costs and Expenses.  Costs and expenses incurred in

          connection with the transactions contemplated hereby shall be paid as follows:



                    (a)  Subject to the express provisions of this

          Agreement, Seller shall pay all fees and expenses of its brokers

          (including Hamilton, Carter, Smith & Co., Incorporated), agents,

          representatives, counsel and accountants and shall pay all costs associated with the transfer of the Servicing to Purchaser,

          including, without limitation, transfer fees of Investors,

          charges of Seller's custodian(s), costs associated with physical file transfer to Purchaser and/or Purchaser's document

          custodian(s), and all other costs associated with the preparation and filing of Mortgage assignments or any other transfer

          documents, if the transactions contemplated hereby are

          consummated; and



                    (b)  Subject to the express provisions of this

          Agreement, Purchaser shall pay the expenses incurred by it in connection with the transactions contemplated hereby, including,

          without limitation, the fees and expenses of its brokers, agents,

          representatives, counsel and accountants, data conversion

          charges, and any charges imposed by Purchaser's custodian for receipt, retention and other actions relating to Mortgage Records transferred hereunder.  If the transactions contemplated hereby are consummated, Purchaser shall pay all expenses incurred by it in connection with its servicing of the Mortgages after the

          Transfer Date.





                                      ARTICLE 4

                       REPRESENTATIONS AND WARRANTIES OF SELLER



               Seller represents and warrants as follows:



               4.1  Organization.  Seller is a corporation organized and

          validly existing under the laws of Georgia.  Seller is properly licensed and qualified to transact business in all appropriate jurisdictions with respect to the conduct of all activities performed with respect to the origination, sale and servicing of the Mortgages, except where the failure to be so licensed or qualified would not have a material adverse effect on the

          Servicing to be sold hereunder.



               4.2  Authority.  Seller has all requisite corporate power,

          authority and capacity to enter into this Agreement and the

          Interim Servicing Agreement and to perform the obligations required hereunder, thereunder and under the other documents,

          instruments and agreements required to be executed by Seller pursuant hereto and thereto.  The execution and delivery of this

          Agreement, the Interim Servicing Agreement and all documents,

          instruments and agreements required to be executed and delivered by Seller pursuant hereto and thereto, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action of

          Seller.



               4.3  Enforceability.  This Agreement, the Interim Servicing

          Agreement and all documents, instruments and agreements required to be executed and delivered by Seller pursuant hereto and thereto constitute valid and legally binding obligations of

          Seller,
          enforceable in accordance with their respective terms,

          except to the extent that enforceability may be limited by applicable bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally and by general

          principles of equity.



               4.4  No Conflicts.  The execution, delivery and performance by Seller of this Agreement, the Interim Servicing Agreement and the other agreements and instruments required to be executed,

          delivered and performed by Seller pursuant hereto and thereto do not and will not result in a breach of the terms and conditions of, or constitute or result in a default under, the articles of incorporation or bylaws of Seller, or any law, rule, regulation,

          judgment, order, writ, injunction, decree, agreement or

          instrument or any other restriction or obligation to which Seller is a party or by which it may be bound or the Servicing

          materially affected.



               4.5  Title.  Seller is the lawful owner of the Servicing,

          has the sole right and authority to transfer the Servicing as contemplated hereby, and is not contractually obligated to sell,

          deliver or transfer any rights to the Servicing to any other

          Person.  The transfer, assignment and delivery of the Servicing in accordance with the terms and conditions of this Agreement shall vest in Purchaser all rights as servicer free and clear of any and all claims, charges, defenses, offsets and encumbrances of any kind or nature whatsoever, except those customarily imposed by Investors under the Servicing Agreements.


               4.6  Compliance.  To the best of Seller's knowledge, Seller has complied in all material respects with (i) all obligations under all contracts to which it was or is a party relating to the origination, sale and servicing of the Mortgages and the issuance and sale of the securities for which the Mortgages serve as collateral, including the Servicing Agreements, all requirements of Investors, issuers of PMI, and tax servicers,

          and (ii) with all applicable laws, rules, regulations, ordinances,

          orders, injunctions and decrees, with respect to and which might affect any of the Mortgages or the Servicing.



               4.7  Mortgages.  To the best of Seller's knowledge, as to

          each Mortgage:



                    (a)  The note, mortgage, deed of trust, deed to secure

          debt and other loan documents are genuine, enforceable, duly executed by a borrower of legal capacity, conform to all

          applicable laws and regulations, and properly completed, and all material documents, including documents pertaining to

          underwriting, with respect to such Mortgage required by the applicable Investor or any issuer of PMI to be in the loan files related to such Mortgage are contained therein and have been properly completed and are accurate in all material respects and,

          where applicable, executed, attested and notarized;



                    (b)  The security interest granted by the borrower is a

          valid first lien on the property described in the note, mortgage,

          deed of trust, deed to secure debt and other relevant loan documents and is enforceable in accordance with its terms and the laws of the jurisdiction in which the property securing the

          Mortgage is located;



                    (c)  No payment of principal of or interest on the

          Mortgage has been forgiven, suspended or rescheduled and no waiver, alteration or modification has been made to the terms or provisions of the Mortgage, except with Investor approval where required and otherwise in accordance with prudent and customary practices of the mortgage banking industry;



                    (d)  Each Mortgage is covered by a policy of PMI if so

          required by the terms of any agreement or any law, rule or regulation applicable to such Mortgage; Seller has complied in all material respects with all applicable provisions of the PMI insurance contract or policy and all laws and regulations related thereto; and any such insurance contract is in full force and effect with respect to each such Mortgage required to be so insured;



                    (e)  All hazard, flood and other insurance policies

          required by an Investor or an issuer of PMI to be maintained have been issued and are in full force and effect; and



                    (f)  All applicable taxes, special assessments, ground

          rents, and insurance premiums have been paid when due by Seller.


                    (g)  Escrow Accounts have been established for the

          Mortgages as required by an applicable Investor or an issuer of

          PMI and such Escrow Accounts have been maintained and

          administrated in accordance with those requirements consistent with prescribed and customary practices of the mortgage banking industry.

                    (h)  Seller has not advanced funds (other than in

          strict accordance with applicable Investor requirements), or induced, solicited or knowingly received any advance of funds by a party other than the mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage, except for interest accruing from the date of the Mortgage note or date of disbursement of the Mortgage loan proceeds, whichever is greater,

          to the day which precedes by one month the due date of the first installment of principal and interest.



                    (i)  In the event the Mortgage constitutes a deed of

          trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser, or the related Investor, or their respective successors and assigns to the trustee under the deed of trust, except in connection with a trustee's sale after default by the mortgagor.


               4.8  Accounts Receivable.  To the best of Seller's

          knowledge, Seller's Advances are valid and subsisting accounts receivable owing to Seller and are not subject to any set off or charges of the account debtors arising from acts or omissions of

          Seller.



               4.9  Broker.  Except for Hamilton, Carter, Smith & Co.,

          Incorporated (whose fees shall be paid by Seller), no broker or finder has acted on behalf of Seller in connection with this

          Agreement or the transactions contemplated hereby, and Seller has not made any agreement to pay any agent, finder, broker or any other representative any fee or
          commission in the nature of a finder's or originator's fee arising out of or in connection with the subject matter of this

          Agreement.



               4.10 Bulk Transfer.  The transfer, assignment and conveyance of the Servicing by Seller pursuant to this Agreement is not subject to the Uniform Commercial Code - Bulk Transfers as enacted in Georgia and codified at Article 6 of Title 11 of the

          Official Code of Georgia Annotated.



               4.11 No Litigation Pending.  There is no action, suit

          proceeding or investigation (including, but not limited to, any regulatory enforcement actions, letters of consent or takeover actions) pending or, to Seller's knowledge, threatened against

          Seller which, either in one instance or in the aggregate, may result in any material adverse change in the business,

          operations, financial condition, properties or assets of Seller,

          or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted, or in any material liability on the part of Seller, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Seller contemplated herein, or which would be likely to materially impair the value of the Servicing or the ability of Seller to perform under the terms of this Agreement.



               4.12 No Consent or Notice Required.  No notice, consent,

          approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of or compliance by Seller with this

          Agreement or, if required,

          Seller will use its best efforts to

          obtain such consent, approval, authorization or order or give such notice prior to the applicable Transfer Date.



               4.13 No Inquiries.  Seller has not been the subject of an

          audit by an Agency or any other agency of a state or the federal government or any provider of a PMI policy, which audit

          (i) included material allegations of failure to comply with applicable loan origination, servicing or claims procedures which were not responded to and resolved with such Agency or other agency of a state or federal government or any provider of a PMI policy, or (ii) resulted in a request for repurchase of Mortgages or indemnification in connection with the Mortgages, except as set forth on Schedule 4.13 attached hereto.



               4.14 Notice of Relief Requested Pursuant to the Soldiers and

          Sailors Relief Act of 1940.  To Seller's knowledge, Seller has not received any currently effective notice from any Mortgagor or other party with respect to any Mortgage of a request for relief pursuant to or invoking any other provisions of the Soldiers and

          Sailors Relief Act of 1940.



               4.15 Disclosure.  All information provided by Hamilton,

          Carter, Smith & Co., Incorporated in the Offering Number EC-4200

          in connection with the transaction contemplated by this Agreement describing the Servicing, presented the Servicing information fairly and accurately, in all material respects, in accordance with the Seller's regularly prepared books and records.

                                      ARTICLE 5

                     REPRESENTATIONS AND WARRANTIES OF PURCHASER



               Purchaser represents and warrants as follows:



               5.1  Organization.  Purchaser is a banking corporation

          organized and validly existing under the laws of South Carolina.

          Purchaser is qualified to transact business in each jurisdiction in which such qualification is necessary to perform its

          obligations following the purchase and assumption of the

          Servicing hereunder.



               5.2  Authority.  Purchaser has all requisite corporate

          power, authority and capacity to enter into this Agreement and the Interim Servicing Agreement and to perform the obligations required of it hereunder, thereunder and under the other

          documents, instruments and agreements required to be executed by

          Purchaser pursuant hereto and thereto.  The execution and

          delivery of this Agreement and the Interim Servicing Agreement and all documents, instruments and agreements required to be executed and delivered by Purchaser pursuant hereto and thereto,

          and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action of Purchaser.



               5.3  Enforceability.  This Agreement, the Interim Servicing

          Agreement and all documents, instruments and agreements required to be executed and delivered by Purchaser pursuant hereto and thereto constitute valid and legally binding obligations of

          Purchaser,
          enforceable in accordance with their respective terms,

          except to the extent that enforceability may be limited by applicable bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally and by general

          principles of equity.


               5.4  No Conflicts.  The execution, delivery and performance of this Agreement, the Interim Servicing Agreement and the other agreements and instruments required to be executed, delivered and performed by Purchaser pursuant hereto and thereto do not and will not result in a breach of the terms and conditions, or constitute or result in a default under, the articles of

          incorporation or bylaws of Purchaser, or any law, rule,

          regulation, judgment, order, writ, injunction, decree, agreement or instrument or other restriction or obligation to which

          Purchaser is a party or by which it or any of its properties or assets may be bound or affected, the breach of which or default under which would have a material adverse effect on the business or assets of Purchaser taken as a whole or the ability of

          Purchaser to consummate the transactions contemplated hereby and perform its obligations hereunder.



               5.5  Compliance.  Purchaser is an approved FHLMC and FNMA

          seller/servicer in good standing.



               5.6  Servicing.  After the Transfer Date for the period of time that Purchaser owns the Servicing, Purchaser shall service the Mortgages in accordance with the terms of the Servicing

          Agreements, all requirements of Investors, issuers of PMI, all applicable laws, rules, regulations, ordinances, orders,

          injunctions and decrees with respect to and which might affect any of the Mortgages or the Servicing, and prudent standards and practices generally accepted in the mortgage banking industry.


               5.7  Broker.  No broker or finder has acted on behalf of

          Purchaser in connection with this Agreement or the transactions contemplated hereby, and Purchaser has made no agreement to pay any agent, finder, broker or any other representative any fee or commission in the nature of a finder's or originator's fee arising out of or in connection with the subject matter of this

          Agreement.





                                      ARTICLE 6

                                   INDEMNIFICATION



               6.1  Indemnification by Seller.  Seller shall indemnify and hold harmless Purchaser and, as applicable, any of the officers,

          directors, employees and agents of Purchaser (collectively,

          "Purchaser Indemnitees") against and in respect of, and shall reimburse Purchaser Indemnitees for, any Loss suffered or

          incurred by Purchaser Indemnitees after the Sale Date which result from:



                    (a)  A breach of any representation or warranty of

          Seller contained in this Agreement or the Interim Servicing

          Agreement (which, for these purposes, shall be deemed made without any qualification otherwise contained therein regarding

          "Seller's knowledge");

                    (b)  A breach by Seller of any covenant or agreement of

          Seller contained in this Agreement or the Interim Servicing

          Agreement;



                    (c)  Any errors or omissions of Seller or its

          predecessors in originating, selling, or servicing any of the

          Mortgages prior to the Transfer Date; and



                    (d)  All amounts paid by Purchaser pursuant to Section

          5.4 of the Escrow Agreement, which amounts were properly payable by Seller.



               6.2  Indemnification by Purchaser.  Purchaser shall

          indemnify and hold harmless Seller and, as applicable, any of the officers, directors, employees and agents of Seller

          (collectively, "Seller Indemnitees") against and in respect of,

          and shall reimburse Seller Indemnitees for, any Loss suffered or incurred by Seller Indemnitees after the Sale Date which results from:



                    (a)  A breach of any representation or warranty of

          Purchaser contained in this Agreement or the Interim Servicing

          Agreement;



                    (b)  A breach by Purchaser of any covenant or agreement

          of Purchaser contained in this Agreement or the Interim Servicing

          Agreement;


                    (c)  Any errors or omissions of Purchaser or its

          successors in servicing any of the Mortgages on or after the

          Transfer Date; and
                                    30

                    (d)  All amounts paid by Seller pursuant to Section 5.4

          of the Escrow Agreement, which amounts were properly payable by

          Purchaser.



               6.3  Loss.  For purposes of this Agreement, "Loss" shall

          mean any unreimbursed out-of-pocket cost, including reasonable attorneys' fees and disbursements, incurred by the Person seeking indemnification, but excluding all costs associated with such

          Person's overhead (including, without limitation, the salaries and benefits of its employees and the use and occupancy of its facilities and equipment).  Notwithstanding anything herein to the contrary, Seller shall have no obligation to indemnify and hold Purchaser Indemnitees harmless (i) for any Loss with respect to any separate claim for indemnification (which, based on the facts and circumstances of the particular claim, may be limited to a Loss suffered with respect to a particular Mortgage and in other cases may not be so limited) which is less than $1,000, and

          (ii) unless the aggregate amount of covered Losses exceeds

          $50,000, in which case only the amount of covered Losses in excess of $50,000 shall be indemnifiable.



               6.4  Mitigation.  As a condition precedent to Seller's

          obligations of indemnification hereunder, Purchaser shall

          mitigate the amount of the Loss, including, without limitation,

          the taking of such actions and the exercising of the degree of care that Purchaser exercises with respect to the servicing of other loans for its own account, and, in any case, not less than the actions or degree of care which is consistent with prudent standards and practices in the mortgage banking industry.

          Without limiting the foregoing, Seller shall have no

          responsibility for any Loss attributable to or increased as a result of the failure by Purchaser
          to perform and discharge its obligations as servicer of the

          Mortgages after the applicable Transfer Date in strict accordance with applicable law and regulations, applicable Investor

          agreements, guidelines, regulations and procedures and applicable requirements of issuers of PMI.



               6.5  Notice.  As a condition precedent to Seller's

          obligations of indemnification hereunder, Purchaser shall notify

          Seller in writing of any event or discovery that may give rise to

          Seller's obligations hereunder (including, without limitation,

          any breach or alleged breach of Seller's representations,

          warranties or covenants, any claim instituted or asserted against

          Purchaser, and any notice received from an Investor), in a reasonably prompt manner after such discoveries or events become known to Purchaser, but in no event more than thirty (30) days thereafter (or such shorter period of time as may be necessary to allow Purchaser to exercise its rights of defense and cure hereunder).  Any such notice shall describe the event or

          discovery,  describe the basis upon which Purchaser believes that

          Seller is obligated hereunder, and include Purchaser's good faith estimate of the amount of identifiable Loss associated with the claim.  Seller shall not have any obligation to indemnify any

          Purchaser Indemnitee with respect to a claim unless Seller receives notice of the claim in the manner set forth above before the third (3rd) anniversary of the Sale Date.



               6.6  Inspection.  Purchaser shall provide Seller with copies of all such records and data related to any claim for

          indemnification hereunder as Seller may from time to time

          reasonably request for purposes of verifying the existence or amount of the claim or for purposes of contesting, defending or settling the claim. Seller shall also have the right to inspect the records of Purchaser during normal business hours and without imposition of unreasonable burden on Purchaser, for the foregoing purposes. Seller shall reimburse Purchaser for any reasonable out-of-pocket costs actually incurred by Purchaser at

          Seller's request in connection with such inspections but in no event shall Seller be liable for any of Purchaser's overhead costs,

          if any, associated with such inspections.



               6.7  Defense.  Subject to the terms and conditions set forth below, Seller shall have the right to contest, defend or settle any claim for indemnification based on a request, demand or action made or asserted by any third party.  Seller shall notify

          Purchaser of its election to contest or defend the claim with the third party within fifteen (15) days of the receipt of notice thereof and of all information reasonably requested by Seller to evaluate the claim.  If Seller elects to contest or defend the claim, (i) it shall do so at its own expense, and (ii) Purchaser shall have the right to monitor and participate in the defense of any such claim and to employ its own counsel, but Seller shall not be liable to any Purchaser Indemnitee for any of Purchaser

          Indemnitee's fees or expenses in connection with such activities,

          including, without limitation, the fees and disbursements of its counsel.  If Seller elects not to contest or defend any such claim, (iii) Purchaser shall have the right to contest or defend the claim, (iv) the cost of such defense, including reasonable attorneys' fees and disbursements, shall be paid by Seller if

          Seller is responsible for the indemnification of Purchaser relating to the claim, and (v) Seller shall have the right to monitor and participate in the defense of such claim and to employ counsel in connection therewith at its own expense.

          Seller shall have no liability for any Loss arising or resulting from the compromise
          or settlement of any claim effected without

          its consent, which consent shall not be unreasonably withheld.



               6.8  Opportunity to Cure.  Seller shall have sixty (60) days

          (or such shorter period required by applicable law) from the date of receipt by Seller of written notice of a claim for

          indemnification hereunder within which to cure the condition or breach giving rise to such claim provided that such cure period shall not absolve Seller for any liability to Purchaser for

          Losses suffered by Purchaser prior to such cure.



               6.9  Recoupment.  If a Purchaser Indemnitee recoups from any third party any amount theretofore paid by or on behalf of Seller to that Purchaser Indemnitee under this Article 6, that Purchaser

          Indemnitee shall promptly reimburse Seller the full amount so recouped.



               6.10 Survival.  The representations, warranties and

          covenants of Seller and Purchaser contained in this Agreement and the Interim Servicing Agreement (including the provisions of this

          Article 6) shall survive for three (3) years after the Sale Date

          (unless limited herein or therein to a shorter period of time),

          but the sole remedy of Seller and Purchaser for a breach of any such representation, warranty or covenant (other than as provided in Articles 7 and 8 hereof) shall be to assert a claim for indemnification under this Article 6.

               6.11 Escrow; Sole Remedy.  On the Transfer Date, Seller

          shall deposit $645,000 (the "Escrowed Funds") into an escrow account established with the Escrow Agent to be held,

          administered and distributed in accordance with the terms of this

          Agreement and an escrow agreement in substantially the form attached hereto as EXHIBIT F (the "Escrow Agreement") to be entered into by and among Purchaser, Seller and the Escrow Agent on the Transfer Date to secure Seller's indemnification

          obligations hereunder.  Purchaser's sole and exclusive remedy for satisfaction of a claim for indemnification pursuant to this

          Article VI shall be to make a claim against the Escrowed Funds and regardless of the amount of the Escrowed Funds, Seller shall have no liability or obligation to Purchaser for any

          indemnification obligation hereunder other than as Purchaser may satisfy from the Escrowed Funds.  The Escrow Agreement shall provide that Purchaser may draw on the Escrowed Funds upon presentation to the Escrow Agent of either (i) written

          instructions executed by both Purchaser and Seller authorizing the disbursement or (ii) a final unappealable judgment from the arbitration procedure conducted pursuant to Section 10.2 hereof finding that Seller has an indemnification obligation to

          Purchaser hereunder and directing the disbursement of a specified amount of funds thereunder.  The Escrowed Funds shall be reduced by, and released to Seller in the amount equal to, one-third of the original amount on each of the first three anniversaries of the Sale Date such that as of and after the third anniversary of the Sale Date, the amount of the Escrowed Funds shall be zero

          (such disbursements are hereinafter referred to as the "Periodic

          Disbursements"); provided, however, that if on any of the first three anniversaries of the Sale Date the Purchaser has made a claim or claims for indemnification which has not been resolved

          (the "Unresolved Claims"), or if claims have been made against,

          and paid out of, the Escrowed Funds ("Resolved Claims"), then the

          Escrowed Funds shall be reduced by, and released to Seller in an amount equal to, the applicable cumulative Periodic

          Disbursements, less the amount of the Unresolved Claims and the amount of Resolved Claims; provided, further, however, that any such Periodic Disbursement that would have been distributed to

          Seller but for an Unresolved Claim or Claims shall be released to

          Seller or Purchaser, as the case may be, as and when such

          Unresolved Claims are resolved.





                                      ARTICLE 7

                 CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS



               Purchaser's obligations under this Agreement are subject to the fulfillment prior to or on the Sale Date and/or the Transfer

          Date, as the case may be, of each of the following conditions,

          any one or more of which may be waived in writing by Purchaser:



               7.1  Accuracy of Representations and Warranties.  Seller's

          representations and warranties contained herein shall be true and correct in all material respects as of the Sale Date and the

          Transfer Date, except to the extent such representations and warranties expressly relate only to an earlier date, and except for changes contemplated by this Agreement or approved by

          Purchaser.

               7.2  Compliance with Conditions.  Seller shall have

          performed and complied in all material respects with all

          conditions and agreements required by this Agreement to be performed or complied with prior to or on the Sale Date and the

          Transfer Date.



               7.3  No Actions.  There shall not have been commenced or, to the knowledge of Seller, threatened prior to or on the Sale Date any action, suit or proceeding which would materially and

          adversely affect the Servicing (taken as a whole) or Seller's ability to consummate the transactions contemplated hereby.



               7.4  Interim Servicing Agreement.  Seller shall have

          executed and delivered the Interim Servicing Agreement on the

          Sale Date.



               7.5  Consents and Approvals.  Seller shall have obtained

          prior to or on the Transfer Date the consents and approvals required by Section 3.4 hereof; provided, however, that this condition shall not require the receipt of consents from Private

          Investors.



               7.6  Sale Documents.  Seller shall have delivered to

          Purchaser on the Sale Date:



                    (a)  A certificate executed on behalf of Seller by an

          authorized officer of Seller dated as of the Sale Date,

          certifying in such detail as Purchaser may reasonably request to the fulfillment of the conditions specified in Sections 7.1, 7.2 and 7.3 hereof;

                    (b)  A copy of the resolutions of Seller's Board of

          Directors approving the execution, delivery and performance of this Agreement, certified as of the Sale Date by the Secretary or an Assistant Secretary of Seller;



                    (c)  A certificate of incumbency, dated as of the Sale

          Date, as to the officers of the Seller executing this Agreement and the certificates, instruments and other agreements executed and delivered hereunder, executed by the Secretary or an

          Assistant Secretary and one other officer of Seller; and



                    (d)  An opinion of Nelson Mullins Riley & Scarborough,

          L.L.P., dated as of the Sale Date, to the effect of EXHIBIT D hereto and in form and substance reasonably acceptable to

          Purchaser (including, to the extent applicable, the opinions of other counsel upon which such counsel is relying in form and substance reasonably acceptable to Purchaser).



               7.7. Transfer Documents.  Seller shall have delivered to

          Purchaser on the Transfer Date:



                    (a)  A certificate executed on behalf of Seller by an

          authorized officer of Seller, dated as of the Transfer Date,

          certifying in such detail as Purchaser may reasonably request to the fulfillment of the conditions specified in Sections 7.1, 7.2,

          7.3 and 7.5 hereof, including, without limitation, copies of such notices, evidences of consent and other matters as Purchaser may reasonably request; and

                    (b)  A certificate of incumbency, dated as of the

          Transfer Date, as to the officers of the Seller executing this

          Agreement and the certificates, instruments and other agreements executed and delivered hereunder, executed by the Secretary or an

          Assistant Secretary and one other officer of Seller.





                                      ARTICLE 8

                     CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS



               All of Seller's obligations under this Agreement are subject to the fulfillment prior to or on the Sale Date and/or the

          Transfer Date, as the case may be, of each of the following conditions, any one or more of which may be waived in writing by

          Seller:



               8.1  Accuracy of Representations and Warranties.  The

          representations and warranties of Purchaser contained herein shall be true and correct in all material respects as of the Sale

          Date and the Transfer Date, except to the extent such

          representations and warranties expressly relate only to an earlier date, and except for changes contemplated by this

          Agreement or approved by Seller.


               8.2  Compliance with Conditions.  Purchaser shall have

          performed and complied in all material respects with all

          conditions and agreements required by this Agreement to be performed or complied with by it prior to or on the Sale Date and the Transfer Date.

               8.3  No Actions.  There shall not have been commenced or, to the knowledge of Purchaser, threatened prior to or on the Sale

          Date any action, suit or proceeding which may materially and adversely affect the Servicing (taken as a whole) or Purchaser's ability to consummate the transactions contemplated hereby.



               8.4  Interim Servicing Agreement.  Purchaser shall have

          executed and delivered the Interim Servicing Agreement on the

          Sale Date.



               8.5  Consents and Approvals.  Seller and Purchaser shall

          have obtained prior to or on the Transfer Date all consents and approvals contemplated by Section 3.4 hereof; provided, however,

          that this condition shall not require the receipt of consents from Private Investors.



               8.6  Sale Documents.  Purchaser shall have delivered to

          Seller on the Sale Date:



                    (a)  A certificate executed on behalf of Purchaser by

          an authorized officer of Purchaser, dated as of the Sale Date,

          certifying in such detail as Seller may reasonably request to the fulfillment of the conditions specified in Sections 8.1, 8.2 and

          8.3 hereof;



                    (b)  A copy of the resolutions of the board of

          directors of Purchaser approving the execution, delivery and performance of this Agreement, certified as of the Sale Date by the Secretary or an Assistant Secretary of Purchaser;

                    (c)  A certificate of incumbency, dated as of the Sale

          Date, as to the officers of the Purchaser executing this

          Agreement and the certificates, instruments and other agreements executed and delivered hereunder, executed by the Secretary or an

          Assistant Secretary and one other officer of Purchaser; and



                    (d)  An opinion of Wyche, Burgess, Freeman and Parham,

          counsel to Purchaser, dated as of the Sale Date, to the effect of

          EXHIBIT E hereto and in form and substance reasonably acceptable to Seller (including, to the extent applicable, the opinions of other counsel upon which such counsel is relying in form and substance reasonably acceptable to Seller).



               8.7  Transfer Documents.  Purchaser shall have delivered to

          Seller on the Transfer Date:



                    (a)  A certificate executed on behalf of Purchaser by

          an authorized officer of Purchaser, dated as of the Transfer

          Date, certifying in such detail as Seller may reasonably request to the fulfillment of the conditions specified in Sections 8.1,

          8.2, 8.3 and 8.5 hereof, including, without limitation, copies of such notices, evidences of consent and other matters as Seller may reasonably request; and



                    (b)  A certificate of incumbency, dated as of the

          Transfer Date, as to the officers of the Purchaser executing this

          Agreement and the certificates, instruments and other agreements executed and delivered hereunder, executed by the

          Secretary or an Assistant Secretary and one other officer of

          Purchaser.





                                      ARTICLE 9

                                     TERMINATION



               9.1  Events of Termination.  To the extent and under the

          circumstances set forth below, this Agreement may be terminated at any time by Purchaser or Seller prior to the Transfer Date upon written notice to the other party:



                    (a)  By Purchaser or Seller, if FNMA or FHLMC

          disapproves or fails to timely approve the transfer of Servicing in accordance with Section 3.4 hereof;



                    (b)  By Purchaser or Seller, if any action, suit or

          proceeding of the type the absence of which would be a condition precedent to either party's obligations described in Sections 7.3 or 8.3, respectively, shall have been commenced, or, to the knowledge of either party hereto, threatened;



                    (c)  By Purchaser or Seller, if the other shall

          materially breach any material term of this Agreement and such breach shall not have been cured within thirty (30) days

          following notice thereof by the other party, but in any event prior to the Transfer Date; and

                    (d)  By Purchaser or Seller, if the conditions

          precedent to its obligation to consummate on the Sale Date or

          Transfer Date the transactions contemplated hereby have not been satisfied or waived on or prior to the Sale Date or Transfer

          Date, or such later date as may be mutually agreed upon in writing by the parties hereto; provided, however, that neither

          Purchaser nor Seller shall have any obligation to waive a

          condition precedent to its obligation or to extend the date for satisfaction thereof.



               9.2  Requirements and Effect of Termination.



                    (a)  Upon valid and proper termination of this

          Agreement pursuant to any provision of Section 9.1, all right,

          title and interest in or to the Servicing, the Records, the

          Escrow Accounts and the Mortgages shall revert to Seller and no party hereto shall have any liability or further obligation to the other party hereunder except as provided in Section 3.3,

          Section 3.16, Article 6 and this Section 9.2;



                    (b)  Except as specifically set forth or referred to in

          Section 9.2(c) below, if this Agreement is terminated or the transaction contemplated hereby is not consummated, the amount of

          Purchase Price theretofore paid to Seller, net of all amounts received by Purchaser under the Interim Servicing Agreement,

          shall be immediately refunded by Seller to Purchaser, together with interest on such amount at the Accrual Rate from the date of payment to Seller to the date of refund to Purchaser;

                    (c)  If the sale of Servicing to Purchaser is not

          consummated on or before the Transfer Date because (i) of

          financial and/or regulatory constraints on Purchaser or its affiliates, or (ii) Seller, with Purchaser's assistance, is unable to obtain the approval of FNMA or FHLMC to transfer the

          Servicing to Purchaser or FNMA or FHLMC rescinds its approval prior to the Transfer Date, and the approval is withheld or rescinded primarily because Purchaser is not financially eligible and is not in compliance with FNMA or FHLMC requirements, and none of the foregoing are attributable to the fault of Seller,

          Seller shall be entitled to retain Two Hundred Fifty Thousand and no/100 Dollars ($250,000) of the Earnest Money Deposit, it being agreed by Purchaser and Seller that such sum is a reasonable estimate of the loss Seller would sustain on account of the decline in the net market value in the Servicing and on account of costs and expenses incurred by Seller with respect to this transaction; and



                    (d)  If either Purchaser or Seller fail to consummate

          the purchase and sale of the Servicing in breach of their

          obligations under this Agreement, the party that so breaches shall reimburse the other for all reasonable costs and expenses,

          including travel, consultation and legal costs incurred in connection with the transactions that are the subject of this

          Agreement and that were incurred prior to the breach.  If both parties so breach the Agreement, or if the transaction is not consummated for reasons other than the breach by either party,

          the provisions of this Section 9.2(d) shall be of no effect.

                                      ARTICLE 10

                                    MISCELLANEOUS



               10.1 Notices.  All notices, requests, demands and other

          communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand, by facsimile transmission or by registered or certified mail, return receipt requested,

          postage prepaid:



                    (a)  If to Purchaser, to:

                         Mr. Joseph C. Reynolds
                         Chief Mortgage Officer
                         Carolina First Bank
                         1420 Lady Street
                         P.O. Box 12249
                         Columbia, South Carolina  29211
                         Fax: (803) 929-5365

                         With a copy to:

                         William P. Crawford, Jr., Esq.
                         Wyche, Burgess, Freeman & Parham
                         P.O. Box 728
                         Greenville, South Carolina  29602
                         Fax:  (803) 242-8324

                    (b)  If to Seller to:

                         HomeBanc Mortgage Corporation
                         5775 Glenridge Drive
                         Building E, Suite 500
                         Atlanta, Georgia 30328
                         Fax:  (404) 303-4017

                         With a copy to:

                         Jeffrey A. Allred, Esq.
                         Nelson Mullins Riley & Scarborough, L.L.P.
                         400 Colony Square, Suite 2200
                         1201 Peachtree Street, N.E.
                         Atlanta, Georgia 30316
                         Fax:  (404) 817-6050


          or to such other address as Purchaser or Seller shall have specified in writing to the other.  Any notice given by personal delivery or facsimile transmission shall be deemed to have been delivered on the date of the receipt of such delivery or

          transmission at the address set forth above (or such other address designated pursuant hereto) and any notice given by certified mail shall be deemed to have been delivered on the third Business Day following the date on which it was deposited in the United States postal system.  Notice in writing may be given by a method other than as described above and such notice shall be deemed delivered on the date actually received.

               10.2 Arbitration.  Any controversy or claim between

          Purchaser and Seller arising out of or relating to this Agreement including, but not limited to, a claim based on or arising from any Unresolved Claim, will, at the request of any party, be determined by arbitration.  The arbitration shall be conducted in

          Atlanta, Georgia in accordance with the United States Arbitration

          Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association.  The arbitrator(s) shall give effect to the statutes of limitation in determining any claim.  Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s).  The arbitrator(s)

          shall set forth in writing the reasons for the award, which shall be final, and
          judgment upon the arbitration award may be entered

          in any court having jurisdiction thereof.  The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.  Absent a different allocation by the arbitrator(s) based on the relevant merits of the parties'

          respective positions, each party shall bear one half of the costs and expenses of the arbitration (excluding each party's own legal costs and other expenses which shall be borne by the party as incurred), including compensation to the arbitrator(s), which compensation shall be negotiated among the parties and the arbitrator(s).


               10.3 Entire Agreement; Amendment.  This Agreement, the

          documents, instruments and agreements to be executed and

          delivered pursuant to this Agreement, and the Confidentiality

          Agreement, constitute the entire agreement between the parties with respect to the subject of the transactions contemplated hereby and supersede all prior agreements with respect thereto.

          This Agreement may be amended and any provision hereof waived,

          but only in writing signed by the party against whom such

          amendment or waiver is sought to be enforced.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.



               10.4 Binding Effect; Assignment.  This Agreement shall inure to the benefit of and be binding upon the parties hereto.  This

          Agreement, and any rights or obligations hereunder, may not be assigned or delegated by Purchaser, provided that nothing in this

          Section 10.3 or in this Agreement otherwise shall prevent

          Purchaser from transferring,
          selling or assigning to any party the Servicing purchased

          hereunder.  This Agreement, and any rights or obligations hereunder,

          may be assigned or delegated by Seller after the Sale Date to any then current or former holders of capital stock of Seller or their designees, but such delegation shall not relieve Seller of primary responsibility for its obligations hereunder.


               10.5 Counterparts.  This Agreement may be executed in

          counterparts, each of which, when so executed and delivered,

          shall be deemed to be an original and all of which, taken

          together, shall constitute one and the same agreement.



               10.6 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of South

          Carolina.

               IN WITNESS WHEREOF, each of the undersigned parties has

          caused this Agreement to be duly executed and delivered by one of its duly authorized officers, all as of the date first above written.



                                           "SELLER"

                                           HOMEBANC MORTGAGE CORPORATION



                                           By:
                                              Its:



                                           "PURCHASER"

                                           CAROLINA FIRST BANK



                                           By:
                                              Its:

                     Schedule 4.13

            Indemnification Agreements


Investor        Loan No.    Name                Origination Date   Agreement Date    Expiration Date    Loan Balance
FNMA           1038896     Byron Chapman            8/28/92           11/28/93         11/28/98           $39,765.00
FNMA           1038895     Byron Chapman            8/28/92           11/28/93         11/28/98           $39,765.00
FNMA           1038894     Byron Chapman            8/28/92           11/28/93         11/28/98           $39,765.00
FNMA           1039229     V. Olson & M. Miller     8/28/92           12/1/93          12/1/98           $123,080.00
FNMA           1040481     Toe & Soon Kwak          12/15/92          12/1/93          12/1/98            $73,381.00
                                                                                                         $315,758.00


Investor       Loan No.    Name                     Origination Date     Agreement Date   Expiration Date  Loan Balance
Carrollton    1054197      Dennis Cox                2/18/94              4/27/94            4/27/99        $32,540.00

                                              EXHIBIT A
                                              TO MORTGAGE
                                              SERVICING PURCHASE
                                              AND SALE AGREEMENT

                         LOAN LISTING


[BULK LOAN LISTING RETAINED IN FILE]

                                                       EXHIBIT B
                                                       TO MORTGAGE
                                                       SERVICING PURCHASE
                                                       AND SALE AGREEMENT


                             INTERIM SERVICING AGREEMENT

                    This Interim Servicing Agreement (the "Interim

          Servicing Agreement") is made and entered into the ___ day of

          June, 1995, by and between HomeBanc Mortgage Corporation, a

          Georgia corporation ("Seller"), and Carolina First Bank, a South

          Carolina banking corporation ("Purchaser").

                                W I T N E S S E T H :

                    WHEREAS, Purchaser and Seller have entered into a

          Mortgage Servicing Purchase and Sale Agreement, dated June ___,

          1995 (the "Purchase Agreement"), pursuant to which Seller agreed to sell, transfer and assign to Purchaser Servicing rights relating to certain Mortgages pursuant to Servicing Agreements with certain Investors; and



                    WHEREAS, the parties desire to set forth the general

          terms upon which the interim servicing of the Mortgages shall be accomplished from the Sale Date through the Transfer Date;



                    NOW, THEREFORE, in consideration of the mutual

          promises, covenants and conditions, and upon the terms and subject to the conditions set forth herein and the terms and conditions of the Purchase Agreement, Seller and Purchaser hereby agree as follows:

                    1.   Performance of Duties by Seller.  Seller will

          service each Mortgage following the requirements of the Servicing

          Agreements as in effect as of the date hereof and as subsequently amended from time to time, exercising the same degree of care that Seller exercises with respect to the servicing of other loans for its own account.



                    2.   Collection.  Seller will use its best efforts to

          collect all sums due and payable under the terms of each

          Mortgage.  All payments required to be made by a mortgagor that are collected by Seller, except late charges and other ancillary fees, shall be deposited as follows:



                    (a)  All payments of principal and interest and of

          Maintenance Charges (as hereinafter defined) shall be deposited in trust accounts in a financial institution whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC").



                    (b)  Trust accounts for principal and interest shall be

          in the name of the Seller, in trust for the Investors.



                    (c)  Trust accounts for Maintenance Charges (as

          hereinafter defined) shall be in the name of Seller, in trust for the mortgagors under each of the Mortgages.



                    3.   Remittance of Principal and Interest Collections.

          Seller will remit to the Investors all principal and interest payments on the Mortgages collected during the preceding month, less the servicing fee in accordance with the remittance schedule stipulated in the Servicing Agreements.



                    4.   Maintenance Charges  The term "Maintenance

          Charges," as used herein, means all payments for whatever purpose except for principal and interest, late charges or other

          ancillary fees required by the terms of the applicable Mortgage or otherwise to be made by a mortgagor to the mortgagee under the

          Mortgage.  Seller shall apply the amounts received by it

          applicable to Maintenance Charges in accordance with the terms of each Mortgage, the contract of insurance, the Servicing

          Agreements and this Interim Servicing Agreement.  Seller shall keep those funds in its possession, but segregated from its general corporate funds, in a financial institution the deposits of which are insured by the FDIC.  From these funds, Seller shall pay, when due, the hazard insurance premiums, and shall obtain,

          when available, and pay the official statements for taxes and assessments or other special charges against the mortgaged premises, but the obligation of Seller to make such payments shall be limited to the amount received by it from the mortgagor applicable to such Maintenance Charges or advanced by Seller for such purposes.  Subject to the termination provisions of Article

          9 of the Purchase Agreement, Purchaser shall be responsible for the payment of all interest accruing from and after the Transfer

          Date on the related Escrow Accounts that is payable to mortgagors under the terms of the Mortgages or applicable state law.

          Purchaser shall reimburse Seller for any such payments made from the funds of Seller promptly upon receipt of a certified

          statement relating thereto, together with supporting

          documentation if requested by Purchaser.

                    5.   Hazard Insurance.  Seller shall, at all times

          during the term of any Mortgage, take all reasonable and

          necessary action to cause all of the buildings upon the mortgaged premises to be kept insured against loss or damage by fire or other hazards and for such amounts required by the applicable

          Servicing Agreements.  Where required by the Investors, issuers of PMI or any applicable law, rule, regulation, decree or

          ordinance, Seller shall retain the originals or microfilm copies of such insurance policies for the benefit of the Investors.



                    6.   Records of Seller.  Seller shall keep detailed and

          materially accurate records for each Mortgage and the collections thereon.  Purchaser or its authorized representative may examine such records at such time or times as it may elect during

          Seller's business hours.



                    7.   Reports by Seller.  During the term of this

          Interim Servicing Agreement, Seller shall provide Purchaser with the reports listed on SCHEDULE A hereto, at the intervals

          specified in SCHEDULE A beginning with Investor cut-off dates on or after May 31, 1995.



                    8.   Compliance with Regulations.  Seller shall comply

          with, and shall use its best efforts to cause each mortgagor under each Mortgage to comply with, all applicable federal and state statutes and regulations and Investor and PMI company requirements during its servicing of the Mortgages under this

          Interim Servicing Agreement.

                    9.   Default and Foreclosure.  If foreclosure

          proceedings are instituted, Seller shall foreclose, manage and protect the mortgaged premises in the manner and to the extent required by the applicable Servicing Agreements and as customary in the mortgage banking industry.  Subject to the termination provisions set forth in Article 9 of the Purchase Agreement and to the indemnification provisions set forth in Article 6 of the

          Purchase Agreement, Purchaser shall be responsible for out-of-

          pocket costs and expenses incurred with respect to such

          activities from and after the Sale Date.



                    10.  Servicing Fees.



                    (a)  Seller shall receive: (i) $6.00 per month for each

          Mortgage serviced (the "Sub-Servicing Fee"); (ii) any interest earned on custodial bank balances; and (iii) all late charges,

          NSF fees and such other ancillary fees, if any, collected with respect to the Mortgages ("Ancillary Income").



                    (b)  Purchaser shall receive for each Mortgage an

          amount (the "Servicing Fee") payable from the interest portion of each monthly installment applicable to principal and interest collected by Seller, which equals (i) the amount, if any, in excess of the net yield required to be passed through to the

          Investor, less all applicable guaranty fees, computed on the same principal amount and for the same period as the interest portion for said installments less (ii) the Sub-Servicing Fee.

                    (c)  Commencing with the first Investor reporting cut-

          off date following the Sale Date, Seller shall remit the

          Servicing Fee to Purchaser by the tenth (10th) calendar day of the month following the reporting cut-off date.



                    11.  Termination of Agreement.  This Interim Servicing

          Agreement shall terminate as to the relevant Mortgages on the earlier to occur of the Transfer Date or the date of termination of the Purchase Agreement.



                    12.  Miscellaneous.



                    (a)  This Interim Servicing Agreement shall constitute

          and be deemed a separate agreement with respect to each Mortgage to which it applies.



                    (b)  The term "mortgagor" shall be deemed to include

          not only the maker of the note or bond and the mortgagor or grantor in the security instruments but also any subsequent owner of the mortgaged premises assuming payment of the Mortgage.



                    (c)  Any notice, demand or request arising under or

          required by this Interim Servicing Agreement shall be in writing and shall be given in accordance with the provisions of the

          Purchase Agreement.

                    (d)  This Interim Servicing Agreement may be executed

          in counterparts, each of which, when so executed and delivered,

          shall be deemed to be an original and all of which, taken

          together, shall constitute one and the same agreement.



                    (e)  Unless the context otherwise requires, capitalized

          terms used herein shall have the same meanings given thereto in the Purchase Agreement.



               IN WITNESS WHEREOF, each of the undersigned parties have

          caused this Interim Servicing Agreement to be duly executed and delivered by one of its duly authorized officers, all as of the date first above written.



                                        HOMEBANC MORTGAGE CORPORATION





                                        By:

                                           Its:



                                        CAROLINA FIRST BANK





                                        By:

                                           Its:

                                      SCHEDULE A

                                          to

                             Interim Servicing Agreement





               The following reports as of the Investor cut-off date each month, in the format produced on Seller's FIServ data processing system, delivered within ten (10) days following the cut-off date:



                                Investor Trial Balance


                                Security Balance

                                Cut-Off Transaction Journal

                                Prepayment Report

                                Delinquent Report

                                Curtailment Report


               Seller shall use its reasonable best efforts to provide

          Purchaser with such of the above information by verbal report within three (3) business days following the cut-off date so as to allow Purchaser the opportunity to estimate accounting entries for its servicing operations for the preceding month.

                                                       EXHIBIT C
                                                       TO MORTGAGE
                                                       SERVICING PURCHASE
                                                       AND SALE AGREEMENT


                       SERVICING INFORMATION AND DOCUMENTATION

          A. The following information with respect to each Mortgage in a format sufficient to enable its tape-to-tape transmission to
             Purchaser:


             1.  Property Address            10.   Type of Loan

             2.  Borrower's Name             11.   Term of Loan

             3.  Mailing Address             12.   Maturity Date of Loan

             4.  Loan Number                 13.   Delinquency Pattern

             5.  Interest Rate               14.   Date and Type of Last
                                                   Activity
             6.  Principal Balance
                                             15.   Principal and Interest
             7.  Original Loan Amount              Constant

                                             16.   Social Security Number
             8.  Interest Due                      of Mortgagor

                                             17.   Legal Description of the
             9.  Next Due Date                     Mortgaged Property

                                             18.   Calendar year-to-date
                                                   and most recent twelve
                                                   (12) month history, if
                                                   required by Purchaser


          B. The following information and documents with respect to each
             Mortgage:

             1.  Transaction history file

             2. For each Mortgage on which Seller escrows real estate taxes, tax payments receipt for past twelve (12) months which Seller has received

             3.  Collection records and property address listing

             4. All flood, hazard insurance and mortgage insurance policies

             5.  All available tax records, including prior year receipts

             6.  All title policies and title opinions

             7.  Microfilm of case files to the extent available

             8. Copy of letter to appropriate insurance companies/agents requesting endorsements to reflect Closing to Purchaser and new address

             9. Other documents or information that Purchaser may reasonably request which are reasonably available to Seller

             10. Copy of note and recorded mortgage or certified copy of mortgage

             11. Copy of letter to the appropriate taxing authorities or tax servicers notifying them of the transfer of Servicing to Purchaser

             12. Copy of Seller's notice of transfer letters to each borrower and insurer which shall inform the borrower and insurers to address all communication and remittances to the Purchaser

             13. Copy of credit package

             14. Available information concerning all pending items, including but not limited to partial releases, mortgage life or mortgage disability claims and litigation

          C. On an aggregate basis, a schedule enumerating each Mortgage which requires special handling with a statement of the reasons therefor and all relevant documentation attached

          D. A certified copy of each Servicing Agreement

                                                       EXHIBIT D
                                                       TO MORTGAGE
                                                       SERVICING PURCHASE
                                                       AND SALE AGREEMENT


              [LETTERHEAD OF NELSON MULLINS RILEY & SCARBOROUGH, L.L.P.]


                                    June __, 1995

          Carolina First Bank
          P.O. Box 12249
          Columbia, South Carolina 29211


          Re: Mortgage Servicing Purchase and Sale Agreement dated June ___, 1995 (the "Agreement") by and between HomeBanc Mortgage Corporation, a Georgia corporation ("HomeBanc"), and Carolina First Bank, a South Carolina bank (the "Purchaser")

          Ladies and Gentlemen:

               We have acted as counsel to HomeBanc in connection with the preparation of the Agreement and the Interim Servicing Agreement dated June ___, 1995, between HomeBanc and Purchaser (the "Interim Servicing Agreement") and have participated in the closing of the transactions contemplated thereby (the "Transaction"). This opinion is rendered to you in compliance with Section 7.6 of the Agreement.

               This opinion letter is limited by, and is in accordance with, the Interpretative Standards attached hereto as Schedule 1 (the "Interpretive Standards") which are incorporated in this opinion letter by this reference. Capitalized terms used in this opinion letter and not otherwise defined herein shall have the meanings assigned to such terms in the Interpretive Standards and the Agreement. If there is a conflict between definitions of a term, the definition in the Interpretive Standards shall control over any conflicting definition.

               Our opinions herein are limited solely to the federal laws of the United States of America and the internal laws of the State of Georgia, without reference to choice of law provisions and we express no opinion herein concerning the laws of any other jurisdiction. In this regard we note that the Agreement contains a provision to the effect that the law of the State of South Carolina are intended to be the governing laws. For purposes of the opinion, we have assumed that the laws of the State of South Carolina (including all

          Carolina First Bank
          June 1, 1995
          Page 2



          applicable interpretations thereof) are
          identical in all relevant respects to the laws to the State of Georgia.

               In the capacity described above, we have considered such matters of law and fact, including the examination of originals or copies, certified or otherwise identified to our satisfaction, of such records and documents of HomeBanc, certificates of officers and representatives of HomeBanc, certificates of public officials and such other documents as we have deemed appropriate as a basis for the opinions hereinafter set forth.

               Based on the foregoing, it is our opinion that:

               1. HomeBanc is a corporation existing under the laws of the State of Georgia.

               2. HomeBanc has the corporate power to execute and deliver the Agreement and the Interim Servicing Agreement to perform its obligations thereunder.

               3. HomeBanc has duly authorized its execution and delivery of the Agreement and the Interim Servicing Agreement and all performance by it thereunder and has duly executed and delivered the Agreement and the Interim Servicing Agreement.

               4. The execution and delivery by HomeBanc of the Agreement and the Interim Servicing Agreement do not, and if HomeBanc were now to perform its obligations under the Agreement and the Interim Servicing Agreement such performance would not, result in any:

                  (i) violation of HomeBanc's Articles of Incorporation or bylaws:

                  (ii) violation of any existing federal or state constitution, statute, regulation, rule, order or law to which HomeBanc are subject; or

                  (iii) violation of any judicial or administrative decree, writ, judgment or order to which, to our knowledge, HomeBanc is subject.

               5.   The Transaction is not subject to the Uniform
                    Commercial Code - Bulk Transfers law as enacted under Georgia law and codified by Article 6 of Title 11 of the Official Code of Georgia Annotated.

               6. No consent, approval, authorization or other action by, or filing with, any governmental authority of the United States, the State of Georgia or the State of South Carolina is required for Seller's execution and delivery of the Agreement

          Carolina First Bank
          June 1, 1995
          Page 3



                    and the Interim Servicing Agreement and consummation of the Transaction other than the approval of the Investors as contemplated by the Agreement.

               7. The Agreement and the Interim Servicing Agreement are enforceable against HomeBanc.

               This opinion letter is for your exclusive use solely in connection with the Transaction, and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                         Very truly yours,

                                         NELSON MULLINS RILEY &
                                         SCARBOROUGH, L.L.P.


                                         By:

                                                       EXHIBIT E
                                                       TO MORTGAGE
                                                       SERVICING PURCHASE
                                                       AND SALE AGREEMENT



                   [LETTERHEAD OF WYCHE, BURGESS, FREEMAN & PARHAM]



                                    June ___, 1995



          HomeBanc Mortgage Corporation
          5775 Glenridge Drive
          Building E, Suite 500
          Atlanta, Georgia 30348-5338

          Re: Mortgage Servicing Purchase and Sale Agreement dated June ___, 1995, (the "Agreement") by and between HomeBanc Mortgage Corporation, a Georgia corporation ("HomeBanc Mortgage"), and Carolina First Bank, a South Carolina bank (the "Purchaser")

          Ladies and Gentlemen:

               We have acted as counsel to Purchaser in connection with the preparation of the Agreement and that certain Interim Servicing Agreement dated June ___, 1995 by and between HomeBanc and Pur-chaser (the "Interim Servicing Agreement") and have participated in the closing of the transactions contemplated thereby (the "Transaction"). This opinion is rendered to you in compliance with Section 8.8 of the Agreement.

               This opinion letter is limited by, and is in accordance with, the Interpretative Standards attached hereto as Schedule 1 (the "Interpretive Standards") which are incorporated in this opinion letter by this reference. Capitalized terms used in this opinion letter and not otherwise defined herein shall have the meanings assigned to such terms in the Interpretive Standards and the Agreement. In the event of a conflict between definitions of a term, the definition in the Interpretive Standards shall control over any conflicting definition.

          HomeBanc Mortgage Corporation
          June 1, 1995
          Page 2




               Our opinions herein are limited solely to the laws of the United States of America and the internal laws of the State of South Carolina, without reference to choice of law provisions and we express no opinion herein concerning the laws of any other jurisdiction.

               In the capacity described above, we have considered such matters of law and fact, including the examination of originals or copies, certified or otherwise identified to our satisfaction, of such records and documents of the Purchaser, certificates of officers and representatives of the Purchaser, certificates of public officials and such other documents as we have deemed appropriate as a basis for the opinions hereinafter set forth.

               Based on the foregoing, it is our opinion that:

          1. Purchaser was duly organized as a bank under the laws of the state of South Carolina and is existing in good standing under the laws of the state of South Carolina.

          2. Purchaser has the corporate power to execute and deliver the Agreement and Interim Servicing Agreement and to perform its obligations thereunder.

          3. Purchaser has duly authorized its execution and delivery of the Agreement and the Interim Servicing Agreement and all performance by it thereunder and has duly executed and delivered the Agreement and the Interim Servicing Agreement.

          4. The execution and delivery by Purchaser of the Agreement and the Interim Servicing Agreement did not, and if Purchaser were now to perform its obligations under the Agreement and the Interim Servicing Agreement such performance would not, result in any:

                    (i) violation of Purchaser's articles of incorpora-tion or bylaws:

                    (ii) violation of any existing federal or state constitution, statute, regulation, rule, order or law to which Purchaser is subject;

                    (iii) violation of any judicial or administrative decree, writ, judgment or order to which, to our knowledge, Purchaser is subject.

          5. No consent, approval, authorization or other action by, or filing with, any governmental authority of the United States, the State of Georgia or the State of South Carolina is required for Purchaser's execution and delivery of the Agreement and the Interim Servicing Agreement and consum-mation of the Transaction other than the approval of the Investors as contemplated by the Agreement.

          HomeBanc Mortgage Corporation
          June 1, 1995
          Page 3



          6. The Agreement and the Interim Servicing Agreement are enforceable against Purchaser.

               This opinion letter is for your exclusive use solely in connection with the Transaction, and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                         Very truly yours,

                                         Wyche, Burgess, Freeman & Parham


                                         By:

                                                       EXHIBIT F
                                                       TO MORTGAGE
                                                       SERVICING PURCHASE
                                                       AND SALE AGREEMENT


                                   ESCROW AGREEMENT


               This Escrow Agreement (the "Agreement") is entered into as of the _______ day of August, 1995, by and among Carolina First

          Bank, a South Carolina banking corporation ("Purchaser"),

          HomeBanc Mortgage Corporation, a Georgia corporation ("HomeBanc")

          and Trust Company Bank of Georgia, a Georgia banking corporation

          ("Escrow Agent").



                                W I T N E S S E T H :



               WHEREAS, Seller and Purchaser are parties to that certain

          Mortgage Servicing Purchase and Sale Agreement dated as of

          June ___, 1995 (the "Purchase and Sale Agreement"), pursuant to which Purchaser has acquired from Seller the Seller's Servicing

          (as defined in the Purchase and Sale Agreement); and



               WHEREAS, pursuant to the provisions of the Purchase and Sale

          Agreement, Seller and Purchaser have entered into this Agreement with the Escrow Agent for the purposes set forth below.



               NOW, THEREFORE, in consideration of the premises, the

          covenants and agreements made herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                                      ARTICLE 1

                                  PURPOSE OF ESCROW

               This Agreement is made pursuant to the provisions of the

          Purchase and Sale Agreement for the purpose of protecting and preserving the rights of indemnity of the Purchaser pursuant to

          Section 6.11 of the Purchase and Sale Agreement.  Purchaser shall have no right to any of the Escrowed Property (as defined below)

          unless or until all or a portion of the Escrowed Property becomes distributable to the Purchaser pursuant to the terms hereof.

          Possession of the Escrowed Property by the Escrow Agent hereunder shall be for the benefit of the Seller.


                                      ARTICLE 2

                                  ESCROWED PROPERTY

               The escrowed property shall consist of the $645,000

          deposited with the Escrow Agent on the date hereof (the "Escrowed

          Property")(receipt of which by the Escrow Agent is hereby

          acknowledged) pursuant to the provisions of Section 6.11 of the

          Purchase and Sale Agreement, and all income and interest earned thereon while held in escrow.  The Escrow Agent shall hold,

          invest and distribute the Escrowed Property as provided herein.


                                      ARTICLE 3

                           INVESTMENT OF ESCROWED PROPERTY

                    3.1  Investment.  At any time, and from time to time,

          the Escrow Agent shall invest and reinvest upon written

          instructions of Seller the Escrowed Property in Investment

          Securities.  As used herein Investment Securities means:  (i)

          United States government securities or securities of agencies of the United States government which are
          guaranteed by the United States government; (ii) securities of governmental agencies, if the same are covered by a bank repurchase agreement; and (iii) certificates of deposit or money market accounts of the Escrow Agent. Any interest or other income received with respect to, or gains realized upon the sale or redemption of,

          such Investment Securities shall be credited to and held as part of the Escrowed Property, and any costs or expenses incurred in connection with the purchase or sale of such Investment Securities and losses realized upon the sale or redemption thereof likewise shall be charged against the Escrowed Property.



                    3.2  Losses; Withdrawal.  The Escrow Agent shall not

          have any liability for any loss sustained as a result of any investment made pursuant to the Seller's instructions or as a result of any liquidation of any such investment prior to its maturity or for the failure of the parties to give the Escrow

          Agent any instruction to invest or reinvest the Escrowed

          Property, including any earnings thereon.  The Escrow Agent further agrees that all Escrowed Property, including any interest thereon as provided above shall be available for withdrawal on not less than five (5) days' prior written notice.



                    3.3  Tax Identification Number.  In connection with any

          investment of the Escrowed Property, the Seller shall provide the

          Escrow Agent with its taxpayer identification number.  Failure to provide such information may cause the Escrow Agent, to be required to withhold tax on any interest payable hereunder.

                                      ARTICLE 4

                          DISTRIBUTION OF ESCROWED PROPERTY

                    4.1  Claims Distributions.  Distributions of the

          Escrowed Property shall be made upon resolution of each claim by

          Purchaser for indemnification under the Purchase and Sale

          Agreement (a "Claim") as follows:



                    (a)  Upon receipt of joint instructions signed by both

          Purchaser and Seller certifying their agreement for resolution of a Claim, the Escrow Agent shall promptly deliver to Purchaser (or such other person as Purchaser and Seller may instruct) the amount of Escrowed Property equal to the amount of the resolved

          Claim as designated in the joint instructions; and



                    (b)  Upon receipt of a final unappealable order or

          judgment of the arbitrator(s) in a proceeding conducted in accordance with Section 10.2 of the Purchase and Sale Agreement

          (a "Final Order") finding that Seller has an obligation to

          Purchaser for a Claim, the Escrow Agent shall distribute to the

          Purchaser (or such other person as specified in the Final Order)

          the amount of Escrowed Property specified to be distributed in the Final Order.



                    4.2  Periodic Distributions.  Distributions of the

          Escrowed Property shall be made periodically as follows:

                    (a) On each of June ___, 1996, 1997 and 1998, the

          Escrow Agent shall distribute to Seller an amount of Escrowed

          Property equal to (i) the lesser of (A) $215,000, $430,000 and

          $645,000, respectively, or (B) such amount of Escrowed Property remaining in escrow, plus (ii) all interest and income received on the Escrowed Property to the date of the distribution (a

          "Periodic Distribution"), less (iii) the amounts of all Resolved

          Claims (as defined in the Purchase and Sale Agreement), and less

          (iv) the amount of any Claims that Purchaser shall in good faith have asserted in writing to the Escrow Agent which remains unresolved by agreement or a Final Order on that date (an

          "Unresolved Claim"); and



                    (b)  The Escrow Agent shall distribute to Seller or

          Purchaser, as the case may be, any such Periodic Distributions that would have been distributed to Seller but for an Unresolved

          Claim or Claims as, when and to the extent such Unresolved Claims are resolved.


                                      ARTICLE 5

                                 ESCROW AGENT MATTERS

                    5.1  Appointment of Escrow Agent.  The Escrow Agent is

          hereby appointed, and the Escrow Agent hereby agrees to serve under this Agreement, as escrow agent upon the terms expressly set forth in this Agreement.



                    5.2  Representations and Warranties of Escrow Agent.

          The Escrow Agent makes no representation and has no

          responsibility as to the validity or sufficiency of this

          Agreement, except that the Escrow Agent represents and warrants to the Purchaser and the Seller as follows:

                    (a)  The Escrow Agent is a banking corporation duly

          organized and validly existing in good standing under the laws of

          Georgia.



                    (b)  The compliance by the Escrow Agent with all the

          provisions of this Agreement are within its corporate powers and are legal and will not conflict with, result in any breach of any of the provisions of, or constitute a default under any

          agreement, charter instrument, bylaw or other instrument to which the Escrow Agent is a party or by which it may be bound.



                    (c)  No consent, approval or authorization of, or

          filing, registration or qualification with, any governmental authority on the part of the Escrow Agent is required as a condition to the execution, delivery and performance of this

          Agreement by the Escrow Agent.



                    (d)  The execution, delivery and performance of this

          Agreement has been approved by all necessary corporate action on behalf of the Escrow Agent; this Agreement has been executed and delivered by the duly authorized officer or agent of the Escrow

          Agent; and this Agreement, when duly executed and delivered by the other parties hereto, will be a legal, valid and binding obligation of the Escrow Agent, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and subject to the

          application of general principles of equity.

                    5.3  Compensation, Expenses, Etc. of Escrow Agent.  The

          Escrow Agent shall be paid the fees and reimbursements in the amount and manner specified on SCHEDULE A attached hereto, and each of Purchaser and Seller shall pay the Escrow Agent one-half of such fees and reimbursements.  All fees shall be paid in

          United States currency at the office of the Escrow Agent set forth in this Agreement.  The Escrow Agent shall have a first lien on the escrow funds held by it for compensation,

          reimbursement and indemnification.



                    5.4  Indemnification.  Purchaser and Seller jointly and

          severally agree to indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, tax,

          liability and expense, including the legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder, that may be incurred by the

          Escrow Agent arising out of or in connection with its duties,

          obligations or performance as Escrow Agent hereunder, except (i)

          as caused by its gross negligence or willful misconduct and (ii)

          for taxes on, based on or measured by any fees or compensation received by the Escrow Agent for services rendered under this

          Agreement.  The terms of this Section 5.4 shall survive the termination of this Agreement and, with respect to claims arising in connection with the Escrow Agent's duties while acting as such, the resignation or removal of the Escrow Agent.  The Escrow

          Agent shall give prompt written notice to Purchaser and Seller of any claim against the Escrow Agent with respect to any such expenses, and shall take such actions as the Purchaser and Seller may reasonably request, at the cost and expense of Purchaser and

          Seller, to permit Purchaser and Seller to contest any such claims, whether in the name of the Escrow Agent, the Purchaser or the Seller.

          Purchaser and Seller agree to contribute equally to

          the satisfaction of claims and the payment of expenses relating to their obligations under this Section, and each agrees that if the other shall satisfy or pay more than one half of any such cost or expense that it shall have a right of contribution against the other for the amount of the other's obligation so paid or satisfied.



                    5.5  Obligations of the Escrow Agent.



                    (a)  The duties and obligations of the Escrow Agent are

          those herein specifically provided and no other.  The Escrow

          Agent shall not have any liability under, nor duty to inquire into, the terms and provisions of any agreement or instrument,

          other than this Agreement.  Its duties are ministerial in nature and the Escrow Agent shall not incur any liability whatsoever other than for its own willful misconduct or gross negligence.

          Without limiting the generality of the foregoing, it is expressly understood and agreed by the parties hereto that all references in this Agreement to the Purchase and Sale Agreement are for the

          convenience of the parties hereto other than the Escrow Agent and the Escrow Agent shall have no obligations or duties with respect thereto.



                    (b)  The Escrow Agent shall not incur any liability for

          following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto.



                    (c)  The Escrow Agent shall not have any responsibility

          for the genuineness or validity of any document or other material presented to or deposited with it nor any liability for any action taken, suffered or omitted in accordance with any written instructions or certificates given to it hereunder and believed by it to be signed by the proper party or parties.



                    (d)  The Escrow Agent may consult with counsel of its

          choice, including in-house counsel, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.



                    (e)  In the event that the Escrow Agent shall be

          uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this

          Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.



                    (f)  The Escrow Agent shall not be required to

          institute legal proceedings of any kind and shall not be required to initiate or defend any legal proceedings which may be

          instituted against it in respect of the subject matter of this

          Agreement.  If the Escrow Agent elects to act it will do so only to the extent that it is indemnified to its satisfaction against the cost and expense of such defense or initiation.



                    (g)  The Escrow Agent shall not be bound by any

          modifications, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed by all of the other parties hereto and, if its rights, duties, immunities or indemnities as

          Escrow Agent are affected thereby, unless it shall have given its prior written consent thereto.



                    5.6  Resignation, Removal and Replacement of Escrow Agent.



                    (a)  The Escrow Agent may at any time resign by giving

          written notice of its resignation to the parties hereto at their respective addresses set forth in this Agreement, at least ten

          (10) days prior to the date specified for such resignation to take effect, and, upon the effective date of such resignation,

          all property then held by the Escrow Agent shall be delivered by it to such person as may be designated in joint written

          instructions executed by the Purchaser and Seller, whereupon all of the Escrow Agent's duties and obligations hereunder shall cease and terminate.  If no such person shall have been

          designated by such time, all duties and obligations of the Escrow

          Agent shall nevertheless cease and terminate.  The Escrow Agent's sole responsibility thereafter shall be to keep safely all property then held by it pursuant to this Agreement and to deliver the same to a person or persons designated by joint written instructions executed by Purchaser and Seller or in accordance with the directions of a final order of judgment of a court of competent jurisdiction.



                    (b)  The Purchaser and Seller may at any time remove

          the Escrow Agent for or without cause by an instrument or

          instruments in writing signed by both and delivered to the Escrow

          Agent, such removal to be effective upon the acceptance of appointment by a successor pursuant to this Section 5.6.

                    (c)  In case the office of the Escrow Agent shall

          become vacant for any reason, the Seller and the Purchaser may appoint a successor Escrow Agent (eligible as provided in Section

          5.7), to fill such vacancy by an instrument or instruments in writing delivered to such successor Escrow Agent and the retiring

          Escrow Agent, and absent such action by Seller and Purchaser, the vacancy may be filled by action of a court of competent

          jurisdiction.  Upon the appointment of any successor Escrow Agent pursuant to this Section 5.6, the successor Escrow Agent shall immediately and without further act succeed to all the rights and obligations of the retiring Escrow Agent under this Agreement as if originally named herein, and the retiring Escrow Agent at the expense of the Purchaser and Seller shall duly sign, transfer and deliver to such successor Escrow Agent all the rights and monies at the time held by the retiring Escrow Agent under this

          Agreement and shall execute and deliver such proper instruments as may be reasonably requested to evidence such assignment,

          transfer and delivery.



                    5.7  Eligibility of Escrow Agent.  The Escrow Agent

          shall always be a state or national bank or trust company in good standing, organized under the laws of the United States of

          America or one of the states thereof, authorized under such laws to exercise corporate trust powers, and having a capital and surplus (as shown by its latest financial statement published to its shareholders) aggregating at least $50,000,000, and having its principal corporate trust office in a jurisdiction acceptable to Purchaser and Seller.  In case at any time the Escrow Agent shall cease to be eligible in accordance with the provisions of this Section 5.7, the Escrow Agent shall resign immediately in the manner and with the effect specified in Section 5.6.

                                      ARTICLE 6

                        AMENDMENT, REVOCATION AND TERMINATION

               This Agreement may be amended only by an instrument in

          writing executed by or on behalf of each of the parties hereto.

          This Agreement and the escrow created hereunder is irrevocable.

          Upon distribution of all the Escrowed Property in accordance with the terms of this Agreement to Purchaser and Seller, in

          accordance with their respective interests determined pursuant to the provisions hereof, this Agreement shall terminate and the

          Escrow Agent, at the request and expense of the Purchaser and

          Seller, will execute and deliver to the Purchaser and Seller a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.


                                      ARTICLE 7

                                    MISCELLANEOUS

                    7.1  Notices.  Any notice, permitted or required to be

          given pursuant to this Agreement, shall be sufficiently given if sent by registered or certified mail return receipt requested or by hand delivery (including overnight delivery service) to each of the other parties at the addresses given below or to such other address as a party may designate by notice to each of the other parties.  Any notice called for by this Agreement shall be deemed given if (i) delivered by hand, when delivered, or (ii)

          sent by certified mail, when mailed.



                    (a)  To Purchaser:

                         Mr. Joseph C. Reynolds
                         Chief Mortgage Officer
                         Carolina First Bank
                         1420 Lady Street
                         P.O. Box 12249
                         Columbia, South Carolina  29211
                         Fax: (803) 929-5365

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                         With a copy to:

                         William P. Crawford, Jr., Esq.
                         Wyche, Burgess, Freeman & Parham
                         P.O. Box 728
                         Greenville, South Carolina  29602
                         Fax:  (803) 242-8324

                    (b)  To Seller:

                         HomeBanc Mortgage Corporation
                         5775 Glenridge Drive
                         Building E, Suite 500
                         Atlanta, Georgia 30328
                         Fax:  (404) 303-4017

                         With a copy to:

                         Jeffrey A. Allred, Esq.
                         Nelson Mullins Riley & Scarborough, L.L.P.
                         400 Colony Square, Suite 2200
                         1201 Peachtree Street, N.E.
                         Atlanta, Georgia 30316
                         Fax:  (404) 817-6050

                    (c)  To Escrow Agent:

                         Trust Company Bank of Georgia






                    7.2  Entire Agreement.  This Agreement, the Purchase

          and Sale Agreement, and the Interim Servicing Agreement between

          Purchaser and Seller (and the agreements and instruments

          referenced therein) supersede all prior discussions and

          agreements between and among the parties with respect to the matters contained herein and contain the sole and entire

          agreement between the parties hereto with respect to the matters contained herein and therein.

                    7.3  Counterparts; Headings.  This Agreement may be

          executed in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.  The headings in this Agreement are for the purpose of reference only and shall not limit or define the meaning hereof.



                    7.4  Binding Effect.  This Agreement will be binding

          upon and will inure to the benefit of the parties hereto and their respective successors, executors, administrators and assigns.



                    7.5  Assignment.  This Agreement may not be assigned by

          any party without the consent of the others provided, however,

          that this Agreement, and any rights or obligations hereunder, may be assigned or delegated by Seller without the prior consent of

          Purchaser or Escrow Agent after the Sale Date (as defined in the

          Purchase and Sale Agreement) to any then current or former holders of capital stock of Seller or their designees, but such delegation shall not relieve Seller of primary responsibility for its obligations hereunder.


                    7.6  Governing Law.  The rights, duties and obligations

          of the Escrow Agent under this Agreement shall be governed by and construed in accordance with the laws of the State of Georgia,

          and any action brought in respect thereof shall be brought in the courts of the State of Georgia, located in the County of Fulton,

          the jurisdiction of such courts being irrevocably consented to by the parties hereto.

                    7.7  Further Assurances.  Purchaser, Seller and Escrow

          Agent each will, at any time and from time to time after the date hereof, upon the request of one of the other, do, execute,

          acknowledge and deliver, or will cause to be done, executed,

          acknowledged and delivered, all such further acts, deeds,

          assignments, transfers, conveyances, powers of attorney,

          receipts, acknowledgments, acceptances and assurances as may be reasonably required to satisfy and perform the obligations of such party hereunder.



                    7.8  Singular/Plural; Gender.  Where the context

          requires or permits, the use of the singular form includes the plural, and the use of the plural form includes the singular, and the use of any gender includes any and all genders.

               IN WITNESS WHEREOF, the parties have, or have caused this

          Agreement to be, duly executed, delivered and sealed as of the day first above written.



                                          CAROLINA FIRST BANK


                                          By:

                                          Title:



                                          HOMEBANC MORTGAGE CORPORATION


                                          By:

                                          Title:



                                          TRUST COMPANY BANK OF GEORGIA


                                          By:

                                          Title:

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                                      SCHEDULE A

                            SCHEDULE OF FEES AND EXPENSES



                          [To be provided by Escrow Agent.]